UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, IL			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2017

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	13
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontier Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	20
Investment Highlights	21
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	24
Investment Highlights	25
Expense Example	26
Schedules of Investments
Frontier MFG Global Equity Fund	29
Frontier MFG Global Plus Fund	30
Frontier MFG Core Infrastructure Fund	31
Frontier Timpani Small Cap Growth Fund	34
Frontier Netols Small Cap Value Fund	37
Frontier Phocas Small Cap Value Fund	39
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	49
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	70
Board of Directors' Approval of Advisory and Subadvisory Agreements	71
Board of Directors' Approval of Interim Subadvisory Agreement for Frontier Netols Small Cap Value Fund	77
Additional Information
Directors and Officers	79
Foreign Tax Credit	83
Qualified Dividend Income/Dividends Received Deduction	83

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the Funds' investment advisers.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2017. The S&P 500 Index was up 17.90% and small capitalization stocks were also up, with the Russell 2000® Index returning 24.60%. International stocks, as measured by the MSCI EAFE Index, returned 20.27% over the twelve month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 19.96% (net) versus the MSCI World Index (Net) return of 18.20% for the twelve-month period ending June 30, 2017.

The Frontier MFG Global Plus Fund — Institutional Class, also managed by MFG, returned 20.06% (net) versus the MSCI World Index (Net) return of 18.20% for the twelve-month period ending June 30, 2017. The Service Class shares returned 19.92% (net) over the same time period.

For the twelve-month period ending June 30, 2017, the Frontier MFG Core Infrastructure Fund — Institutional Class, also managed by MFG, returned 6.83% (net) versus the S&P Global Infrastructure Index return of 12.71%. For the period from July 15, 2016, (inception), through June 30, 2017, the Service Class shares returned 7.14% (net) versus the S&P Global Infrastructure Index return of 11.26%.

The Frontier Timpani Small Cap Growth Fund — Institutional Class, managed by Timpani Capital Management, returned 27.29% (net) versus the Russell 2000® Growth Index return of 24.40% for the twelve-month period ending June 30, 2017. The Class Y shares returned 26.81% (net) over the same time period. For the period from July 15, 2016, (inception), through June 30, 2017, the Service Class shares returned 21.92% (net) versus the benchmark return of 18.98%.

For the twelve-month period ending June 30, 2017, the Institutional Class of the Frontier Netols Small Cap Value Fund (the "Netols Fund"), managed by Netols Asset Management ("Netols"), returned 17.26% (net) versus the Russell 2000® Value Index return of 24.86%. The Class Y shares returned 17.24% (net) over the same time period.

The Institutional Class of the Frontier Phocas Small Cap Value Fund (the "Phocas Fund"), managed by Phocas Financial ("Phocas"), returned 18.40% (net) versus the Russell 2000 Value Index return of 24.86% for the twelve-month period ending June 30, 2017. For the period from July 15, 2016, (inception), through June 30, 2017, the Service Class shares returned 14.13% (net) versus the index's return of 19.14%.

Outlook

Markets around the world have shown strong growth over the past twelve months. Following renewed volatility brought on by the Brexit vote in mid-2016, markets rebounded in the second half of the year and continued their strength throughout the first half of 2017. European markets were upbeat following the election of Emmanuel Macron, prompting the euro to rally versus the U.S. dollar. U.S. data continues to improve, and coupled with benign politics in Europe, this sets the stage for the Fed to continue to raise interest rates. How hawkish the Fed will be remains to be seen, but it could significantly color the performance of U.S. bonds, the dollar, certain equity sectors and emerging markets. Therefore, we will endeavor to navigate the markets with the requisite skill and agility.

In late May, we learned that Jeff Netols, Portfolio Manager for the Netols Fund, planned to retire and close the doors of his firm. Since that time, we have appointed Phocas, subadviser of the Phocas Fund, as interim subadviser for the Netols Fund, and we plan to merge the funds in the near future. This move should be minimally disruptive to shareholders, and we're confident in the long-term stewardship of those assets by Phocas.

We will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 19.96%, net of fees, for the year ended June, 30, 2017, while the Frontier MFG Global Plus Fund (Institutional Class) returned 20.06%, net of fees, for the same period. Both Funds outperformed the 18.20% return of their benchmark, the MSCI World Index (Net).

We do not manage the Funds against short-term performance metrics and it is inevitable the Funds will underperform markets at some point in the future. We feel strongly that people cannot retire on "relative investment returns"; only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

The past twelve months was a buoyant time for global stocks. They rose to record highs as U.S. companies generally posted higher-than-expected earnings and the internet mega-caps rallied on their strong results and bright prospects. The shock victory of Donald Trump in the U.S. presidential elections fanned optimism that his pro-growth policies would revitalise the U.S. economy and the Federal Reserve signalled U.S. monetary policy would only be tightened at a gradual pace. Deflation eased as a concern for the world economy, the eurozone economy improved and mainstream parties held off populists in the European elections. China's threat to the world economy receded and emerging countries overall expanded.

The largest contributors to performance over the twelve months included the investments in Apple, eBay and Microsoft.

Apple advanced when it became the first U.S. company to record a market value above US$800 billion. The company released better-than-expected result updates that showed iPhone popularity remains high and the number of iPhone users and associated services business is growing at double-digit rates. eBay surged thanks to improved revenue and profit guidance and evidence the company is benefitting from user-experience investments. Microsoft jumped reflecting business results that are benefiting from the shift in enterprise expenditure to cloud computing.

The stocks that detracted the most over the twelve months included investments in CVS Health and Target.

CVS Health fell amid a decline in same-store sales and after warning that network changes would result in the loss of script sales in its pharmacy segment. Target declined over the twelve months and the stock was sold during February 2017. Target's poor performance was due to a profit warning when the company released its fourth-quarter earnings when operating profit expectations were reduced by US$1 billion to reflect the impact of management initiatives to contend with a more competitive retail environment.

Over the twelve months, positions were initiated in Starbucks, Costco, Facebook and McDonald's, and exited from QUALCOMM, Target, Woolworths, Bank of New York Mellon, IBM and Intel.

Fund Outlook and Strategy

The current risk pricing environment for high-quality assets is quite extraordinary in a historical context. Pricing for sovereign credit, high-quality corporate and financial credit and other high-quality defensive assets is at, or near, record highs at present. The pricing of high-quality assets reflects the prevailing environment of ultra-low policy rates and massive quantitative-easing (QE) programs over the past eight years by the largest central banks (the Federal Reserve, the Bank of England, the Bank of Japan and the European Central

Bank) and the accumulation of foreign-exchange reserves by China, Saudi Arabia and Switzerland, which have had policies to peg their currencies to the U.S. dollar or the euro. We refer to these collectively as the G7 Central Banks.

Equity markets have become more challenging and value has become harder to find as share prices have risen. While nothing is certain in investing, we predict that the next three years will be challenging for equities as they battle the headwind of rising long-term interest rates.

In April, we increased the cash weighting of the Funds to about 15% (cash weighting at December 31, 2016, was about 12% in the Frontier MFG Global Equity Fund). The cash weighting increases the defensiveness of our portfolio and should act as a partial hedge to increasing interest rates. In addition, we have reduced our exposure to emerging markets and euro earnings. We have also materially reduced our exposure to high-quality defensive equities, as they are particularly exposed to higher-than-expected bond yields as relative pricing is very stretched.

We feel comfortable with the Funds' risk profile and construction. We believe it is likely to deliver satisfactory returns over the next investment cycle, while limiting downside risk in the event that there is a major downturn in markets.

Notwithstanding the uncertainty surrounding stock markets, we are confident about the long-term outlook for the investments selected for the Funds and the Funds' risk profile. Many of the stocks in the Funds benefit from the following durable investment trends:

•  Consumer technology platforms: Leading digital platforms are well positioned to monetise new services and products even when they are not the originators of these items. Due to high switching costs and formidable barriers to entry, their entrenched positions are unlikely to be challenged in the foreseeable future.

•  Enterprise software: Established enterprise software vendors are capitalising on their incumbency. They typically operate in concentrated markets that have high barriers to entry, enjoy network effects and have loyal customers due to the high cost of switching out of their services. The shift to cloud computing creates an opportunity for them to expand their capabilities and win a greater share of business spending.

•  Health care and the dynamics of ageing populations: The Health Care sector enjoys favourable growth prospects due to rising patient numbers as developed populations age, higher expenditure in Western countries as more treatments are cultivated and the prospects that rising wealth in the emerging world will allow providers to target unmet health care needs in these countries.

•  The cashless society: Spending is shifting to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. The explosion of smart and internet-connected devices will accelerate this shift the world over.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	12.52%	10.66%
ONE YEAR	19.96%	18.20%
FIVE YEAR AVERAGE ANNUAL	12.93%	11.38%
AVERAGE ANNUAL SINCE INCEPTION	13.26%	11.69%
Fund Expenses
GROSS EXPENSE RATIO	0.87%
NET EXPENSE RATIO	0.82%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	12.98%	10.66%
ONE YEAR	20.06%	18.20%
AVERAGE ANNUAL SINCE INCEPTION	6.63%	5.51%
Institutional Class Expenses
GROSS EXPENSE RATIO	2.05%
NET EXPENSE RATIO	0.82%

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FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the S&P Global Infrastructure Index.

The types of infrastructure assets in which the Fund invests are generally natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities include regulated energy and water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e., the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

A key feature of the portfolio construction process for the Frontier MFG Core Infrastructure strategy is the application of what we call "the 75% rule". This relates to those companies whose assets are a mixture of assets that MFG Asset Management classifies as infrastructure and those assets that do not meet our strict requirements. In those circumstances, we require at least, and on a consistent basis, 75% of the earnings of the company to be derived from the assets that meet our definitional requirement before it can be included in the Fund.

Performance Review

The Frontier MFG Core Infrastructure Fund returned 6.83%, net of fees, for the twelve months ended June 30, 2017. The Fund underperformed the 12.71% return of its benchmark, the S&P Global Infrastructure Index.

Looking back over the twelve months, the key theme was the outperformance of European infrastructure. Within the portfolio, eight of the top-10 performing stocks (measured by total shareholder return), were European infrastructure companies, including four airport operators. On the other side, five of the worst-performing stocks in the portfolio were European and UK utilities — in fact, over the period, 15 of the bottom 20 stocks were utilities.

The Fund's best-performing stocks for the year to June 2017 included:

•  European airport companies ADP, Aena, Flughafen Zuerich and Fraport, which enjoyed passenger growth, particularly at those airports such as Paris which recovered from terrorist attacks that occurred in 2015 and 2016.

•  Satellite companies SES and Eutelsat, which experienced something of a recovery after their respective share prices fell dramatically in the prior year. While neither company's share price has fully recovered, their financial results have stabilised.

•  Italian toll-road operator SIAS, which benefitted from more traffic and better investor sentiment.

•  Spanish toll-road operator Abertis, which is the takeover target of Italian peer Atlantia. The outcome is still undecided.

The Fund's worst-performing stocks included:

•  UK utilities including National Grid, United Utilities and Pennon, which were viewed by investors as havens in the final weeks of fiscal 2016 amid the uncertainty created by the UK vote to leave the EU. While operating performance has been solid for these companies in the past year, the gains in share price in the prior twelve months led to subdued performance over the past fiscal year.

•  European gas utilities Snam and Enagas, which like the UK utilities, saw a reversal of the strong-performance over the prior year.

•  Enbridge and Vopak, which provide infrastructure to the energy industry. Enbridge essentially transports oil and gas across North America, while Vopak stores oil and chemicals around the world.

As of June 30, 2017, the Fund held 86 stocks. Over the past twelve months, seven stocks were added to the portfolio and seven were removed.

Stocks added:

•  U.S. utilities Black Hills and DTE Energy were added after meeting the 75% regulated earnings threshold.

•  Italian air traffic control company Enav and Canadian-based electric utility Hydro One were added subsequent to their IPOs and reviews of the business operations.

•  InfraREIT was added after confirming its asset base and capital structure would provide the sufficient stability in earnings required for the strategy.

•  Italian gas distribution company Italgas was added after it was spun out of its parent Snam.

•  U.S. tower operator SBA Communications was added after it successfully converted to a REIT structure, the confirmation of which lowered investment risk.

Stocks deleted:

•  The Australian regulated gas and electric utility DUET Group was acquired and delisted over the period.

•  A number of U.S. electric and gas utilities were acquired over the period including: Empire District Electric, ITC, Piedmont Natural Gas, Questar and TECO Energy.

•  Flughafen Wien was removed after the free-float in the company was reduced below acceptable levels.

•  Two stocks are in the process of being removed from the Fund, which will reduce the number of stocks to 84.

Portfolio Outlook and Strategy

Notwithstanding volatility on equity markets, we expect the underlying earnings of infrastructure and utility companies in our restricted universe to remain reliable and predictable. Ultimately, the value of the companies in our portfolio reflects the future cash flows they are expected to generate and the risks associated with those revenue flows. We believe that investment markets are pricing in higher, more 'normal' levels of interest rates. This means that if interest rates increase over the medium term, we can expect the impact on asset prices to be somewhat muted because investors have already allowed for some increase in rates.

Even allowing for the resilient nature of the stocks held in the portfolio, we expect to see volatility in equity markets, particularly if U.S. interest rates rise as we expect. We are confident, however, that any increase in interest rates will fail to hamper the financial performance of the stocks in the portfolio.

Overall in terms of our outlook, we believe that infrastructure assets, with their reliable earnings that are protected to a degree from inflation, are an attractive, long-term investment proposition. The predictable nature of their earnings compared with those offered by other asset classes means that infrastructure assets offer diversification benefits. In uncertain times, the reliable financial performance of infrastructure stocks makes them particularly attractive. An investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/17	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	15.23%	10.66%	14.37%
ONE YEAR	6.83%	18.20%	12.71%
FIVE YEAR AVERAGE ANNUAL	11.49%	11.38%	9.67%
AVERAGE ANNUAL SINCE INCEPTION	11.78%	10.89%	9.54%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.71%

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FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the growth gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the growth gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

For the year ended June 30, 2017, the Frontier Timpani Small Cap Growth Fund (Institutional Class) outperformed its benchmark, the Russell 2000® Growth Index, returning 27.29% (net of fees) vs. 24.40% for the benchmark.

The performance period was a tale of two halves. The first half (July through December) was dominated by more economically sensitive value stocks while the second half (January through June) saw secular growth stocks shine. Not surprisingly, Timpani struggled during the first half, however, outperformed in the second half when Timpani's style purity to growth investing was rewarded.

Detailed attribution analysis of the portfolio suggests stock selection drove the outperformance while sector selection was a modest detractor. Technology stock selection was the biggest contributor to the upside. Stock selection within Financial Services and Producer Durables was also value-added while stock selection within Materials & Processing and Health Care detracted from performance. The decision to overweight the Technology sector also helped as this was an area of fundamental leadership within the market during the period.

Health Care stock Heska stood out as the single largest positive contributor as it continued to gain market share and exceed expectations within the veterinary industry. Technology stocks Coherent and Shopify were also upside leaders within the portfolio. Coherent sells lasers used in OLED flat panel display production while Shopify sells its cloud-based, ecommerce platform solution to thousands of small and medium-sized businesses. While fundamentally unrelated to one another, these companies are similar in that they all have a sustainable growth profile and are consistently meeting or exceeding analyst and investor expectations. Negative outliers included Dycom Industries and Ligand Pharmaceuticals. Both went through short-term periods of fundamental choppiness, however, both remain in the portfolio.

Regarding sector positioning, we ended the period with a notable overweight in Technology, where we see particularly strong fundamentals, and underweights in Financial Services, Producer Durables, and Materials & Processing.

Portfolio Outlook

We remain positive on the overall stock market and Timpani's positioning. Equity prices continue to grind higher, however, the drivers have changed. For the first several years of this bull run, domestic and global monetary policy was the primary driver. Now, as monetary policy gradually normalizes, it is an earnings-driven rally that we believe has the power to sustain gains for several more quarters, especially if we see domestic tax reform and/or fiscal stimulus. Valuation is a common concern. Admittedly, valuation multiples are above average, but we believe they should be. We also believe they have the potential to further rise given the favorable macro backdrop, which includes low interest rates, low inflation, and minimal near-term risk of recession.

While many agree the overall stock market is poised for further gains, a key question is which segment will lead going forward — growth or value? In recent quarters, it's been definitively one or the other. Growth has earnings momentum today but value would likely benefit more from government stimulus. Regardless of the outcome, we continue to remain committed to Timpani's long term approach of investing in companies with a sustained growth profile where that growth is being underestimated. We believe this approach is most value-added for our mutual fund shareholders.

Thank you for your continued support.

Sincerely,

Brandon M. Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y and Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	18.99%	9.97%
ONE YEAR	27.29%	24.40%
FIVE YEAR AVERAGE ANNUAL	13.27%	13.98%
AVERAGE ANNUAL SINCE INCEPTION	10.96%	11.22%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.32%
NET EXPENSE RATIO	1.10%

FRONTIER
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontier Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

For the year ended June 30, 2016, the Frontier Netols Small Cap Value Fund (Institutional Class) underperformed the benchmark, returning 17.26% net of fees, compared to 24.86% for the Russell 2000 Value Index. Since its inception on December 16, 2005, the Fund has outperformed the benchmark after fees, returning 7.69% annualized, compared to 7.26% annualized for the Index.

Portfolio Review

After a period of economic softness preceding the election, the market accelerated post-election reflecting anticipation of improving growth. Expected changes in regulations planned by the new administration created optimism in the business community which has allowed the Federal Reserve to slowly raise rates. This resulted in outperformance of Financials and Industrials for the year. The more defensive industry groups suffered. Both Utilities and Consumer Staples significantly underperformed. The portfolio was positioned toward modest economic growth, but the underweighting in Financials and poor selection in Industrials and Information Technology impeded performance.

Positive Contributions to Relative Performance July 2016 to June 2017

•  Stock Selection — Financials and Energy

•  Overweight — Health Care

•  Best Performing Stocks — Bob Evans Farms, MGIC Investment, Lumber Liquidators Holdings, United Rentals, Albany Molecular Research

Negative Contributions to Relative Performance July 2016 to June 2017

•  Stock Selection — Information Technology and Industrials

•  Overweight — Consumer Discretionary

•  Worst Performing Stocks — Casey's General Stores, Noodles & Co, Carter's, Bill Barrett, Education Realty Trust

Thank you for your support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

This chart assumes an initial gross investment of $100,000 made on 6/30/07. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Effective July 1, 2017, Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	1.26%	0.54%
ONE YEAR	17.26%	24.86%
FIVE YEAR AVERAGE ANNUAL	12.33%	13.39%
TEN YEAR AVERAGE ANNUAL	6.15%	5.92%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	1.10%

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

For the twelve-month period ended June 30, 2017, the Frontier Phocas Small Cap Value Fund (Institutional Class) returned 18.40%, net of fees, compared to the 24.86% return of the benchmark, the Russell 2000 Value Index (the "Benchmark" or the "Index").

Portfolio Review and Strategy

The primary factor driving market performance this period was the election of Donald Trump who promised to reduce taxes and regulations and deliver significantly higher spending on our nation's infrastructure. Investors promptly plowed funds into Financials, Industrials, Materials, and Health Care, sectors which were anticipated to be the direct beneficiaries of the new administration. Underperforming sectors were Telecommunications and Consumer Staples which are defensive and were not in favor during this period. Utilities and Real Estate performed only modestly as their higher yielding nature was less in favor in a period of expected higher interest rates. Energy declined in line with the drop in oil and gas prices.

For the year ended June 30, sectors in the Benchmark which contributed positively to the Fund's performance versus the Benchmark were Financials and Utilities. The Financials sector's result for the Fund caused outperformance versus the Benchmark, thanks in part to strong performance from banks located in the faster growing areas of the country including the Southwest, Pacific Coast, and the Southeast. Also driving bank performance higher was a number of the Fund's banks that received acquisition offers at significantly higher prices. The Utilities sector was led by strong performance from Black Hills, Chesapeake Utilities, Calpine, and South Jersey Industries, each of which turned in double digit total returns for the period.

On the other hand, Health Care, Information Technology, and Consumer Discretionary were underperforming sectors for the Fund. The Health Care sector fell for the period due to weak performance primarily from Aceto, Community Health Systems, and PharMerica. The uncertain outlook of government spending on health care coupled with stronger competition driving down drug prices were two primary factors in these stocks' underperformance. While the Fund's Technology sector performance was positive, it lagged behind the Benchmark's Technology performance. The Benchmark contains a number of technology stocks that have highly volatile businesses, while our investment strategy leads us to own companies with more predictable businesses, which in turn generates consistent cash flow. Overall, the Consumer Discretionary sector also impaired the Benchmark's performance, falling for the period due to the ownership in media stocks National CineMedia, Entercom Communications, and E.W. Scripps. While these companies offer strong management teams and stable businesses, changes in the advertising business towards digital made investors nervous last year.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. We believe that this will continue to be the best strategy, longer-term.

We also feel that the best performing companies remain those that are finding new growth opportunities, are overhauling their operations to reduce costs significantly, or are investing their free cash flow and cash on their balance sheets to acquire promising businesses. In addition, we continue to search for companies with greatly discounted valuations based on concerns that we think can be repaired in a timely fashion. We remain fully invested with less than 5% cash or equivalents.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

This chart assumes an initial gross investment of $100,000 made on 6/30/07. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Effective July 1, 2017, Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	(0.40)%	0.54%
ONE YEAR	18.40%	24.86%
FIVE YEAR AVERAGE ANNUAL	14.22%	13.39%
TEN YEAR AVERAGE ANNUAL	7.19%	5.92%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.49%
NET EXPENSE RATIO	1.10%

Frontier Funds

EXPENSE EXAMPLE

June 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2017 (Unaudited)

	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,125.20	0.80%	$4.22
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,129.80	0.80%	$4.22
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,129.80	0.89%	$4.70
Hypothetical 5% Return	$1,000.00	$1,020.38	0.89%	$4.46
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,152.30	0.70%	$3.74
Hypothetical 5% Return	$1,000.00	$1,021.32	0.70%	$3.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,152.80	0.80%	$4.27
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,189.90	1.10%	$5.97
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$1,186.90	1.50%	$8.13
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50
Timpani Small Cap Growth Fund – Service Class
Actual Fund Return	$1,000.00	$1,189.90	1.10%	$5.97
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

EXPENSE EXAMPLE (continued)

June 30, 2017 (Unaudited)

	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Annualized Expense Ratio*	Expenses Paid During the Period*
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,012.60	1.10%	$5.49
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

Frontier Funds

Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,012.30	1.10%	$5.49
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$996.00	1.10%	$5.44
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$994.40	1.10%	$5.44
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 85.0%
	France 3.0%
355,655	Sanofi	$34,024,331
	Switzerland 7.1%
512,286	Nestle SA	44,582,612
422,494	Novartis AG	35,160,101
		79,742,713
	United Kingdom 4.8%
33,715,114	Lloyds Banking Group PLC	29,048,097
11,706,307	Tesco PLC (a)	25,736,860
		54,784,957
	United States 70.1%
9,416	Alphabet, Inc. - Class A (a)	8,753,867
63,637	Alphabet, Inc. - Class C (a)	57,828,861
570,505	Apple, Inc.	82,164,130
153,509	Costco Wholesale Corp.	24,550,694
474,089	CVS Health Corp.	38,145,201
1,278,625	eBay, Inc. (a)	44,649,585
370,137	Facebook, Inc. - Class A (a)	55,883,284
347,144	HCA Holdings, Inc. (a)	30,270,957
662,524	Lowe's Companies, Inc.	51,365,486
283,706	MasterCard, Inc. - Class A	34,456,094
291,058	McDonald's Corp.	44,578,443
741,232	Microsoft Corp.	51,093,122
916,097	Oracle Corp.	45,933,104
818,881	PayPal Holdings, Inc. (a)	43,949,343
657,385	Starbucks Corp.	38,332,119
612,862	Visa, Inc. - Class A	57,474,198
833,962	Wells Fargo & Co.	46,209,835
537,130	Yum! Brands, Inc.	39,618,709
		795,257,032
	Total Common Stocks
	(Cost $731,645,448)	963,809,033
Number of Shares		Value
SHORT-TERM INVESTMENTS 14.1%
	Invesment Company 14.1%
159,678,819	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	$159,678,819
	Total Short-Term Investments
	(Cost $159,678,819)	159,678,819
	Total Investments 99.1%
	(Cost $891,324,267)	1,123,487,852
	Other Assets in Excess of Liabilities 0.9%	10,609,754
	TOTAL NET ASSETS 100.0%	$1,134,097,606

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	42.5%
Consumer Discretionary	15.3
Consumer Staples	11.7
Health Care	8.8
Financials	6.7
Total Common Stocks	85.0
Total Short-Term Investments	14.1
Total Investments	99.1
Other Assets in Excess of Liabilities	0.9
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 85.1%
	France 3.1%
124,248	Sanofi	$11,886,393
	Switzerland 7.3%
178,886	Nestle SA	15,567,876
147,309	Novartis AG	12,259,108
		27,826,984
	United Kingdom 2.6%
11,749,298	Lloyds Banking Group PLC	10,122,901
	United States 72.1%
3,289	Alphabet, Inc. - Class A (a)	3,057,718
22,208	Alphabet, Inc. - Class C (a)	20,181,076
193,987	Apple, Inc.	27,938,008
53,882	Costco Wholesale Corp.	8,617,348
165,474	CVS Health Corp.	13,314,038
446,581	eBay, Inc. (a)	15,594,609
129,098	Facebook, Inc. - Class A (a)	19,491,216
121,740	HCA Holdings, Inc. (a)	10,615,728
231,479	Lowe's Companies, Inc.	17,946,566
99,105	MasterCard, Inc. - Class A	12,036,302
101,669	McDonald's Corp.	15,571,624
258,630	Microsoft Corp.	17,827,366
319,331	Oracle Corp.	16,011,256
286,169	PayPal Holdings, Inc. (a)	15,358,690
229,163	Starbucks Corp.	13,362,495
213,766	Visa, Inc. - Class A	20,046,975
291,096	Wells Fargo & Co.	16,129,629
187,345	Yum! Brands, Inc.	13,818,567
		276,919,211
	Total Common Stocks
	(Cost $294,002,047)	326,755,489
Number of Shares		Value
SHORT-TERM INVESTMENTS 14.5%
	Investment Company 14.5%
55,670,513	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	$55,670,513
	Total Short-Term Investments
	(Cost $55,670,513)	55,670,513
	Total Investments 99.6%
	(Cost $349,672,560)	382,426,002
	Other Assets in Excess of Liabilities 0.4%	1,472,556
	TOTAL NET ASSETS 100.0%	$383,898,558

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	43.6%
Consumer Discretionary	15.8
Consumer Staples	9.8
Health Care	9.1
Financials	6.8
Total Common Stocks	85.1
Total Short-Term Investments	14.5
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 94.7%
	Australia 7.3%
421,260	APA Group	$2,969,060
1,361,320	AusNet Services	1,815,344
216,463	Macquarie Atlas Roads Group	933,353
635,485	Spark Infrastructure Group	1,279,693
850,540	Sydney Airport	4,634,899
775,842	Transurban Group	7,066,282
		18,698,631
	Canada 11.4%
79,801	Emera, Inc.	2,966,692
203,224	Enbridge, Inc.	8,095,737
157,134	Fortis, Inc.	5,522,955
225,105	Hydro One Ltd.	4,032,379
168,553	TransCanada Corp.	8,035,122
12,902	Valener, Inc.	222,064
		28,874,949
	France 4.7%
37,392	Aeroports de Paris	6,034,549
58,658	Eutelsat Communications SA	1,498,039
207,836	Groupe Eurotunnel SE	2,216,658
96,621	SES SA - ADR	2,265,055
		12,014,301
	Germany 1.2%
34,946	Fraport AG Frankfurt Airport Services Worldwide	3,085,326
	Hong Kong 2.8%
805,428	Power Assets Holdings Ltd.	7,112,983
	Italy 8.3%
281,905	Atlantia SpA	7,933,549
204,685	Enav SpA	880,889
305,714	Italgas SpA	1,544,042
1,323,461	Snam SpA	5,768,243
85,969	Societa Iniziative Autostradali e Servizi SpA	948,021
Number of Shares		Value
	Italy 8.3% (continued)
759,903	Terna Rete Elettrica Nazionale SpA	$4,101,813
		21,176,557
	Mexico 2.3%
101,062	Grupo Aeroportuario del Centro Norte SAB de CV	608,697
180,300	Grupo Aeroportuario del Pacifico SAB de CV - Class B	2,031,619
104,756	Grupo Aeroportuario del Sureste SAB de CV - Class B	2,209,724
654,536	OHL Mexico SAB de CV	944,184
		5,794,224
	Netherlands 0.9%
48,331	Koninklijke Vopak NV	2,241,175
	New Zealand 1.3%
451,354	Auckland International Airport Ltd.	2,358,260
376,359	Vector Ltd.	918,400
		3,276,660
	Spain 9.3%
374,426	Abertis Infraestructuras SA	6,936,507
41,160	Aena SA	8,031,827
87,536	Cellnex Telecom SAU	1,805,629
90,258	Enagas SA	2,530,820
204,562	Red Electrica Corp SA	4,274,461
		23,579,244
	Switzerland 1.1%
11,606	Flughafen Zuerich AG	2,849,153
	United Kingdom 5.6%
574,972	National Grid PLC	7,127,802
157,157	Pennon Group PLC	1,689,717
89,075	Severn Trent PLC	2,531,476
257,456	United Utilities Group PLC	2,908,946
		14,257,941

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Number of Shares		Value
COMMON STOCKS 94.7% (continued)
	United States 38.5%
9,501	ALLETE, Inc.	$681,032
40,091	Alliant Energy Corp.	1,610,455
42,699	Ameren Corp.	2,334,354
76,193	American Electric Power Co., Inc.	5,293,128
5,066	American States Water Co.	240,179
40,805	American Tower Corp.	5,399,318
31,358	American Water Works Co., Inc.	2,444,356
31,229	Aqua America, Inc.	1,039,926
18,498	Atmos Energy Corp.	1,534,409
8,779	Avista Corp.	372,756
9,397	Black Hills Corp.	634,016
5,755	California Water Service Group	211,784
49,353	CMS Energy Corp.	2,282,576
53,723	Consolidated Edison, Inc.	4,341,893
54,997	Crown Castle International Corp.	5,509,599
67,566	Dominion Resources, Inc.	5,177,583
31,569	DTE Energy Co.	3,339,685
63,061	Duke Energy Corp.	5,271,269
57,337	Edison International	4,483,180
5,972	El Paso Electric Co.	308,752
55,766	Eversource Energy	3,385,554
37,879	Great Plains Energy, Inc.	1,109,097
8,867	IDACORP, Inc.	756,798
7,850	InfraREIT, Inc.	150,327
57,097	NiSource, Inc.	1,447,980
4,041	Northwest Natural Gas Co.	241,854
6,623	NorthWestern Corp.	404,135
7,200	ONE Gas, Inc.	502,632
77,483	PG&E Corp.	5,142,547
19,632	Pinnacle West Capital Corp.	1,671,861
11,214	PNM Resources, Inc.	428,935
15,664	Portland General Electric Co.	715,688
119,803	PPL Corp.	4,631,584
21,335	SBA Communications Corp. (a)	2,878,092
25,150	SCANA Corp.	1,685,302
44,103	Sempra Energy	4,972,613
1,405	SJW Corp.	69,098
Number of Shares		Value
	United States 38.5% (continued)
8,362	Southwest Gas Corp.	$610,928
8,487	Spire, Inc.	591,968
104,578	The Southern Co.	5,007,195
55,536	WEC Energy Group, Inc.	3,408,800
24,982	Westar Energy, Inc.	1,324,546
89,355	Xcel Energy, Inc.	4,099,607
		97,747,391
	Total Common Stocks
	(Cost $209,934,729)	240,708,535
CLOSED-END FUNDS 1.0%
	United Kingdom 1.0%
612,086	HICL Infrastructure Co. Ltd.	1,280,328
551,163	International Public Partnerships Ltd.	1,136,382
		2,416,710
	Total Closed-End Funds
	(Cost $2,499,426)	2,416,710
SHORT-TERM INVESTMENTS 3.5%
	Investment Company 3.5%
8,879,408	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	8,879,408
	Total Short-Term Investments
	(Cost $8,879,408)	8,879,408
	Total Investments 99.2%
	(Cost $221,313,563)	252,004,653
	Other Assets in Excess of Liabilities 0.8%	2,125,905
	TOTAL NET ASSETS 100.0%	$254,130,558

(a)  Non-Incoming Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	26.8%
Transmission & Distribution	16.7
Airports	12.9
Toll Roads	10.6
Energy Infrastructure	8.4
Communications	7.6
Gas Utilities	7.3
Water Utilities	4.4
Total Common Stocks	94.7
Social	1.0
Total Closed-End Funds	1.0
Total Short-Term Investments	3.5
Total Investments	99.2
Other Assets in Excess of Liabilities	0.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 98.1%
	Consumer Discretionary 16.3%
17,717	2U, Inc. (a)	$831,282
11,610	Canada Goose Holdings, Inc. (a)	229,297
7,494	Central Garden & Pet Co. (a)	238,234
18,598	Century Communities, Inc. (a)	461,230
82,899	Chegg, Inc. (a)	1,018,829
11,056	Dave & Buster's Entertainment, Inc. (a)	735,335
9,945	Fox Factory Holding Corp. (a)	354,042
10,654	Grand Canyon Education, Inc. (a)	835,380
4,438	Nutrisystem, Inc.	230,998
18,462	Ollie's Bargain Outlet Holdings, Inc. (a)	786,481
26,070	Planet Fitness, Inc. - Class A	608,474
2,276	Stamps.com, Inc. (a)	352,496
3,993	The Children's Place, Inc.	407,685
3,491	Visteon Corp. (a)	356,291
11,771	Wingstop, Inc.	363,724
		7,809,778
	Consumer Staples 1.9%
3,835	Energizer Holdings, Inc.	184,157
17,323	Freshpet, Inc. (a)	287,562
54,158	New Age Beverages Corp. (a)	277,831
11,449	Primo Water Corp. (a)	145,402
		894,952
	Energy 0.3%
7,611	RPC, Inc.	153,818
	Financial Services 5.8%
3,218	Euronet Worldwide, Inc. (a)	281,157
23,681	Green Dot Corp. - Class A (a)	912,429
5,285	LendingTree, Inc. (a)	910,077
19,194	Square, Inc. - Class A (a)	450,291
4,114	Western Alliance Bancorp (a)	202,409
		2,756,363
Number of Shares		Value
	Health Care 26.0%
16,050	Accelerate Diagnostics, Inc. (a)	$438,968
17,125	Addus HomeCare Corp. (a)	637,050
13,598	Amedisys, Inc. (a)	854,090
27,976	AxoGen, Inc. (a)	468,598
27,397	BioTelemetry, Inc. (a)	916,430
20,323	Cardiovascular Systems, Inc. (a)	655,010
21,842	Corcept Therapeutics, Inc. (a)	257,736
2,603	Eagle Pharmaceuticals, Inc. (a)	205,351
27,434	Health Insurance Innovations, Inc. - Class A (a)	644,699
7,419	Heska Corp. (a)	757,257
8,634	Inogen, Inc. (a)	823,856
5,467	Ligand Pharmaceuticals, Inc. (a)	663,694
19,668	Merit Medical Systems, Inc. (a)	750,334
7,839	Omnicell, Inc. (a)	337,861
12,696	Pacira Pharmaceuticals, Inc. (a)	605,599
6,877	Penumbra, Inc. (a)	603,457
8,795	PRA Health Sciences, Inc. (a)	659,713
17,461	Supernus Pharmaceuticals, Inc. (a)	752,569
25,951	Tactile Systems Technology, Inc. (a)	741,679
32,081	Teligent, Inc. (a)	293,541
12,463	Vocera Communications, Inc. (a)	329,273
		12,396,765
	Materials & Processing 5.5%
15,529	BMC Stock Holdings, Inc. (a)	339,309
6,205	Installed Building Products, Inc. (a)	328,555
3,749	RBC Bearings, Inc. (a)	381,498
27,251	Summit Materials, Inc. - Class A (a)	786,736
10,031	U.S. Concrete, Inc. (a)	787,935
		2,624,033
	Producer Durables 12.4%
7,341	Advanced Energy Industries, Inc. (a)	474,889
18,825	Air Transport Services Group, Inc. (a)	410,008

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Number of Shares		Value
COMMON STOCKS 98.1% (continued)
	Producer Durables 12.4% (continued)
7,144	Dycom Industries, Inc. (a)	$639,531
6,383	John Bean Technologies Corp.	625,534
5,778	Kennametal, Inc.	216,213
12,759	Knight Transportation, Inc.	472,721
25,217	Kornit Digital Ltd. (a)	487,949
21,224	MasTec, Inc. (a)	958,264
11,621	NV5 Global, Inc. (a)	493,893
7,580	Old Dominion Freight Line, Inc.	721,919
3,738	Saia, Inc. (a)	191,759
6,240	WNS Holdings Ltd. - ADR (a)	214,406
		5,907,086
	Technology 28.9%
12,831	Alarm.com Holdings, Inc. (a)	482,831
24,742	Asure Software, Inc. (a)	361,481
3,914	BlackLine, Inc. (a)	139,886
38,913	Carbonite, Inc. (a)	848,304
8,136	CEVA, Inc. (a)	369,781
2,549	Coherent, Inc. (a)	573,500
6,808	Everbridge, Inc. (a)	165,843
32,853	Evolent Health, Inc. - Class A (a)	832,824
52,273	Five9, Inc. (a)	1,124,915
21,565	FormFactor, Inc. (a)	267,406
7,852	GrubHub, Inc. (a)	342,347
14,271	GTT Communications, Inc. (a)	451,677
34,083	Hortonworks, Inc. (a)	438,989
5,865	Ichor Holdings Ltd. (a)	118,238
3,022	iRobot Corp. (a)	254,271
3,261	LogMeIn, Inc.	340,775
14,507	Lumentum Holdings, Inc. (a)	827,624
3,720	Mercury Systems, Inc. (a)	156,575
15,241	Nutanix, Inc. - Class A (a)	307,106
4,370	Orbotech Ltd. (a)	142,549
9,221	Q2 Holdings, Inc. (a)	340,716
16,272	RADCOM Ltd. (a)	314,863
19,724	RealPage, Inc. (a)	709,078
Number of Shares		Value
	Technology 28.9% (continued)
21,655	RingCentral, Inc. - Class A (a)	$791,490
1,977	Rogers Corp. (a)	214,742
15,493	Rudolph Technologies, Inc. (a)	354,015
12,091	ShotSpotter, Inc. (a)	154,644
36,097	TTM Technologies, Inc. (a)	626,644
31,577	Varonis Systems, Inc. (a)	1,174,664
9,420	Veeva Systems, Inc. - Class A (a)	577,540
		13,805,318
	Utilities 1.0%
33,123	Boingo Wireless, Inc. (a)	495,520
	Total Common Stocks
	(Cost $34,919,102)	46,843,633
SHORT-TERM INVESTMENTS 3.8%
	Investment Company 3.8%
1,832,930	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	1,832,930
	Total Short-Term Investments
	(Cost $1,832,930)	1,832,930
	Total Investments 101.9%
	(Cost $36,752,032)	48,676,563
	Liabilities in Excess of Other Assets (1.9)%	(889,639)
	TOTAL NET ASSETS 100.0%	$47,786,924

(a)  Non-Income Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	28.9%
Health Care	26.0
Consumer Discretionary	16.3
Producer Durables	12.4
Financial Services	5.8
Materials & Processing	5.5
Consumer Staples	1.9
Utilities	1.0
Energy	0.3
Total Common Stocks	98.1
Total Short-Term Investments	3.8
Total Investments	101.9
Liabilities in Excess of Other Assets	(1.9)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 94.4%
	Consumer Discretionary 12.2%
11,482	Bob Evans Farms, Inc.	$824,752
6,010	Carter's, Inc.	534,590
18,568	Ethan Allen Interiors, Inc.	599,746
41,491	Lumber Liquidators Holdings, Inc. (a)	1,039,764
8,878	Matthews International Corp. - Class A	543,778
24,435	Motorcar Parts of America, Inc. (a)	690,044
72,125	Noodles & Co. (a)	281,288
9,329	Tenneco, Inc.	539,496
7,323	The Cheesecake Factory, Inc.	368,347
		5,421,805
	Consumer Staples 2.7%
12,982	Cal-Maine Foods, Inc. (a)	514,087
6,184	Casey's General Stores, Inc.	662,368
		1,176,455
	Energy 4.8%
55,832	Bill Barrett Corp. (a)	171,404
117,426	McDermott International, Inc. (a)	841,944
17,770	Oil States International, Inc. (a)	482,456
71,572	SRC Energy, Inc. (a)	481,680
59,926	Willbros Group, Inc. (a)	148,017
		2,125,501
	Financials 23.4%
21,639	BancorpSouth, Inc.	659,989
14,422	Blackhawk Network Holdings, Inc. (a)	628,799
28,485	CenterState Banks, Inc.	708,137
11,354	Community Bank System, Inc.	633,213
19,299	Glacier Bancorp, Inc.	706,536
89,779	MGIC Investment Corp. (a)	1,005,525
35,570	Old National Bancorp	613,582
16,576	Selective Insurance Group, Inc.	829,629
26,188	State Bank Financial Corp.	710,219
Number of Shares		Value
	Financials 23.4% (continued)
40,492	Sterling Bancorp	$941,439
9,644	The Hanover Insurance Group, Inc.	854,748
19,163	Union Bankshares Corp.	649,626
15,320	Webster Financial Corp.	800,010
16,113	WesBanco, Inc.	637,108
		10,378,560
	Health Care 9.1%
36,902	Albany Molecular Research, Inc. (a)	800,773
13,824	CONMED Corp.	704,194
15,297	Integra LifeSciences Holdings Corp. (a)	833,840
50,423	Invacare Corp.	665,584
56,181	Kindred Healthcare, Inc.	654,509
6,327	U.S. Physical Therapy, Inc.	382,151
		4,041,051
	Industrials 16.7%
24,490	ArcBest Corp.	504,494
22,183	Brady Corp. - Class A	752,004
30,619	Briggs & Stratton Corp.	737,918
9,499	Chart Industries, Inc. (a)	329,900
9,804	CIRCOR International, Inc.	582,162
43,941	Commercial Vehicle Group, Inc. (a)	371,301
34,104	General Cable Corp.	557,600
7,635	Genesee & Wyoming, Inc. - Class A (a)	522,158
5,926	Standex International Corp.	537,488
20,939	Thermon Group Holdings, Inc. (a)	401,401
27,753	TriMas Corp. (a)	578,650
24,652	Triumph Group, Inc.	779,003
4,744	United Rentals, Inc. (a)	534,696
2,521	Wabtec Corp.	230,672
		7,419,447

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Number of Shares		Value
COMMON STOCKS 94.4% (continued)
	Information Technology 16.3%
121,588	Avid Technology, Inc. (a)	$639,553
25,320	Bottomline Technologies (de), Inc. (a)	650,471
7,208	CACI International, Inc. - Class A (a)	901,360
33,877	Entegris, Inc. (a)	743,600
6,079	Fair Isaac Corp.	847,473
54,502	FormFactor, Inc. (a)	675,825
101,992	Harmonic, Inc. (a)	535,458
19,197	ManTech International Corp. - Class A	794,372
12,656	Plexus Corp. (a)	665,326
5,929	Progress Software Corp.	183,147
31,612	VeriFone Systems, Inc. (a)	572,177
		7,208,762
	Materials 4.4%
2,002	Acuity Brands, Inc.	406,967
13,730	Carpenter Technology Corp.	513,914
6,890	Sensient Technologies Corp.	554,852
16,028	Unifi, Inc. (a)	493,662
		1,969,395
	Real Estate 4.8%
15,106	Education Realty Trust, Inc.	585,358
22,349	First Industrial Realty Trust, Inc.	639,628
10,362	Sun Communities, Inc.	908,644
		2,133,630
	Total Common Stocks
	(Cost $25,795,161)	41,874,606
Number of Shares		Value
SHORT-TERM INVESTMENTS 10.6%
	Investment Company 10.6%
4,694,159	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	$4,694,159
	Total Short-Term Investments
	(Cost $4,694,159)	4,694,159
	Total Investments 105.0%
	(Cost $30,489,320)	46,568,765
	Liabilities in Excess of Other Assets (5.0)%	(2,201,318)
	TOTAL NET ASSETS 100.0%	$44,367,447

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	23.4%
Industrials	16.7
Information Technology	16.3
Consumer Discretionary	12.2
Health Care	9.1
Energy	4.8
Real Estate	4.8
Materials	4.4
Consumer Staples	2.7
Total Common Stocks	94.4
Total Short-Term Investments	10.6
Total Investments	105.0
Liabilities in Excess of Other Assets	(5.0)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2017

Number of Shares		Value
COMMON STOCKS 98.7%
	Consumer Discretionary 10.9%
18,418	Entercom Communications Corp. - Class A	$190,626
17,318	G-III Apparel Group Ltd. (a)	432,084
5,238	Meredith Corp.	311,399
25,737	Modine Manufacturing Co. (a)	425,947
5,122	Nexstar Media Group, Inc. - Class A	306,296
83,655	Office Depot, Inc.	471,814
3,841	Penske Automotive Group, Inc.	168,658
3,137	Red Robin Gourmet Burgers, Inc. (a)	204,689
12,581	Sinclair Broadcast Group, Inc. - Class A	413,915
8,759	TopBuild Corp. (a)	464,840
7,788	Tower International, Inc.	174,841
6,566	Wolverine World Wide, Inc.	183,914
		3,749,023
	Consumer Staples 1.5%
6,881	Snyder's-Lance, Inc.	238,220
4,136	USANA Health Sciences, Inc. (a)	265,118
		503,338
	Energy 4.6%
5,325	Basic Energy Services, Inc. (a)	132,592
23,839	Callon Petroleum Co. (a)	252,932
7,027	Carrizo Oil & Gas, Inc. (a)	122,410
5,682	PDC Energy, Inc. (a)	244,951
4,093	Resolute Energy Corp. (a)	121,849
39,304	Ring Energy, Inc. (a)	510,952
19,679	Superior Energy Services, Inc. (a)	205,252
		1,590,938
	Financials 32.8%
10,062	Banner Corp.	568,604
10,354	Boston Private Financial Holdings, Inc.	158,934
9,617	Bryn Mawr Bank Corp.	408,722
Number of Shares		Value
	Financials 32.8% (continued)
22,460	CenterState Banks, Inc.	$558,356
32,468	CNO Financial Group, Inc.	677,932
11,145	Cowen, Inc. (a)	181,106
8,058	Enterprise Financial Services Corp.	328,766
38,080	F.N.B. Corp.	539,213
6,169	Fidelity & Guaranty Life	191,548
8,432	First American Financial Corp.	376,826
9,180	First Interstate BancSystem, Inc. - Class A	341,496
12,819	Franklin Financial Network, Inc. (a)	528,784
20,030	Green Bancorp, Inc. (a)	388,582
7,923	Guaranty Bancorp	215,506
3,494	Heartland Financial USA, Inc.	164,567
16,353	Heritage Commerce Corp.	225,344
6,564	Heritage Financial Corp.	173,946
18,128	Hope Bancorp, Inc.	338,087
7,018	IBERIABANK Corp.	571,967
8,080	LegacyTexas Financial Group, Inc.	308,090
6,367	OneMain Holdings, Inc. (a)	156,564
16,383	Pacific Premier Bancorp, Inc. (a)	604,533
5,342	Preferred Bank	285,637
3,066	Primerica, Inc.	232,249
7,374	Selective Insurance Group, Inc.	369,069
15,123	State Bank Financial Corp.	410,136
3,312	Stifel Financial Corp. (a)	152,286
11,406	Synovus Financial Corp.	504,602
6,694	TriCo Bancshares	235,294
22,742	United Community Banks, Inc.	632,228
6,492	Wintrust Financial Corp.	496,248
		11,325,222
	Health Care 2.8%
3,349	Envision Healthcare Corp. (a)	209,882
2,289	PAREXEL International Corp. (a)	198,937
9,052	PharMerica Corp. (a)	237,615
48,531	Progenics Pharmaceuticals, Inc. (a)	329,525
		975,959

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Number of Shares		Value
COMMON STOCKS 98.7% (continued)
	Industrials 14.3%
4,618	ABM Industries, Inc.	$191,739
5,589	Astec Industries, Inc.	310,245
3,459	Atlas Air Worldwide Holdings, Inc. (a)	180,387
30,219	CBIZ, Inc. (a)	453,285
6,565	Deluxe Corp.	454,429
4,154	EMCOR Group, Inc.	271,588
3,994	Esterline Technologies Corp. (a)	378,631
9,658	General Cable Corp.	157,908
10,327	Gibraltar Industries, Inc. (a)	368,158
5,538	Kadant, Inc.	416,458
6,878	MYR Group, Inc. (a)	213,356
3,722	On Assignment, Inc. (a)	201,546
15,457	SkyWest, Inc.	542,541
8,093	Tetra Tech, Inc.	370,255
8,931	The Timken Company	413,059
		4,923,585
	Information Technology 10.4%
7,814	Brooks Automation, Inc.	169,486
2,762	CACI International, Inc. - Class A (a)	345,388
2,314	Cass Information Systems, Inc.	151,891
11,508	Conduent, Inc. (a)	183,438
30,428	Cypress Semiconductor Corp.	415,342
6,163	MKS Instruments, Inc.	414,770
16,011	NCR Corp. (a)	653,889
14,848	Photronics, Inc. (a)	139,571
3,166	Plexus Corp. (a)	166,437
6,032	Progress Software Corp.	186,329
5,009	Silicon Motion Technology Corp. - ADR	241,584
6,509	Verint Systems, Inc. (a)	264,916
10,894	Web.com Group, Inc. (a)	275,618
		3,608,659
Number of Shares		Value
	Materials 5.7%
20,445	Ferro Corp. (a)	$373,939
4,978	HB Fuller Co.	254,426
2,831	Kaiser Aluminum Corp.	250,600
11,044	KapStone Paper and Packaging Corp.	227,838
8,913	Materion Corp.	333,346
4,123	Sensient Technologies Corp.	332,025
12,214	TimkenSteel Corp. (a)	187,729
		1,959,903
	Real Estate 10.0%
10,695	Acadia Realty Trust	297,321
8,262	Chatham Lodging Trust	165,984
23,405	Colony NorthStar, Inc. - Class A	329,776
5,051	Colony Starwood Homes	173,300
5,742	CoreSite Realty Corp.	594,469
10,265	Hudson Pacific Properties, Inc.	350,960
34,770	Independence Realty Trust, Inc.	343,180
14,133	National Storage Affiliates Trust	326,614
13,484	NorthStar Realty Europe Corp.	170,977
15,180	Rexford Industrial Realty, Inc.	416,539
6,980	Sabra Health Care REIT, Inc.	168,218
3,129	Seritage Growth Properties - Class A	131,262
		3,468,600
	Utilities 5.7%
3,560	Black Hills Corp.	240,193
13,943	Calpine Corp. (a)	188,649
4,943	Chesapeake Utilities Corp.	370,478
3,997	IDACORP, Inc.	341,144
5,260	Portland General Electric Co.	240,329
9,031	South Jersey Industries, Inc.	308,589
3,840	Spire, Inc.	267,840
		1,957,222
	Total Common Stocks
	(Cost $25,898,281)	34,062,449

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.8%
	Investment Company 1.8%
606,740	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 0.84%	$606,740
	Total Short-Term Investments
	(Cost $606,740)	606,740
	Total Investments 100.5%
	(Cost $26,505,021)	34,669,189
	Liabilities in Excess of Other Assets (0.5)%	(163,097)
	TOTAL NET ASSETS 100.0%	$34,506,092

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	32.8%
Industrials	14.3
Consumer Discretionary	10.9
Information Technology	10.4
Real Estate	10.0
Utilities	5.7
Materials	5.7
Energy	4.6
Health Care	2.8
Consumer Staples	1.5
Total Common Stocks	98.7
Total Short-Term Investments	1.8
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$891,324,267	$349,672,560	$221,313,563
Foreign currency at cost	$29,669	$21,691	$282,069
Investments at value	$1,123,487,852	$382,426,002	$252,004,653
Foreign currency at value	29,909	21,791	287,296
Receivable for investments sold	9,973,218	1,534,999	—
Receivable for Fund shares sold	64,628	—	866,990
Interest and dividends receivable	1,363,710	191,703	1,151,576
Prepaid expenses and other assets	24,635	22,899	24,252
Total assets	1,134,943,952	384,197,394	254,334,767
LIABILITIES:
Payable for Fund shares redeemed	50,000	—	25,270
Payable to Adviser	711,739	216,060	129,443
Accrued shareholder servicing fees	—	10,349	—
Accrued expenses	84,607	72,427	49,496
Total liabilities	846,346	298,836	204,209
Net Assets	$1,134,097,606	$383,898,558	$254,130,558
NET ASSETS CONSIST OF:
Paid in capital	$900,479,737	$350,390,061	$223,798,386
Undistributed net investment income	6,656,925	1,664,165	937,124
Accumulated undistributed net realized loss	(5,208,284)	(916,100)	(1,311,954)
Net unrealized appreciation on:
Investments	232,163,585	32,753,442	30,691,090
Foreign currency	5,643	6,990	15,912
Net Assets	$1,134,097,606	$383,898,558	$254,130,558
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$1,134,097,606	$302,725,778	$251,148,650
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	65,743,176	26,337,193	15,851,608
Net Asset Value, Redemption Price and Offering Price Per Share	$17.25	$11.49	$15.84
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$81,172,780	$2,981,908
Authorized		50,000,000	50,000,000
Issued and Outstanding		7,065,296	188,171
Net Asset Value, Redemption Price and Offering Price Per Share		$11.49	$15.85

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2017

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$36,752,032	$30,489,320	$26,505,021
Investments at value	$48,676,563	$46,568,765	$34,669,189
Receivable for investments sold	603,479	—	311,564
Receivable for Fund shares sold	14,851	60,340	2,913
Interest and dividends receivable	2,849	32,881	39,904
Prepaid expenses and other assets	18,783	5,419	14,032
Total assets	49,316,525	46,667,405	35,037,602
LIABILITIES:
Payable for investments purchased	1,404,764	—	477,670
Payable for Fund shares redeemed	59,065	2,250,000	9,852
Payable to Adviser	31,889	6,811	9,620
Accrued distribution and shareholder servicing fees	1,647	2,733	—
Accrued expenses	32,236	40,414	34,368
Total liabilities	1,529,601	2,299,958	531,510
Net Assets	$47,786,924	$44,367,447	$34,506,092
NET ASSETS CONSIST OF:
Paid in capital	$38,832,623	$17,210,521	$24,645,700
Undistributed net investment income (loss)	(225,282)	88,417	51,867
Accumulated undistributed net realized gain (loss)	(2,744,948)	10,989,064	1,644,357
Net unrealized appreciation on investments	11,924,531	16,079,445	8,164,168
Net Assets	$47,786,924	$44,367,447	$34,506,092
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$43,832,684	$44,273,651	$34,505,978
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	2,332,083	4,598,232	874,778
Net Asset Value, Redemption Price and Offering Price Per Share	$18.80	$9.63	$39.45
CAPITAL STOCK, $0.01 PAR VALUE	Class Y	Class Y
Net Assets	$3,954,118	$93,796
Authorized	50,000,000	50,000,000
Issued and Outstanding	213,235	10,388
Net Asset Value, Redemption Price and Offering Price Per Share	$18.54	$9.03
CAPITAL STOCK, $0.01 PAR VALUE	Service Class		Service Class
Net Assets	$122		$114
Authorized	50,000,000		50,000,000
Issued and Outstanding	6		3
Net Asset Value, Redemption Price and Offering Price Per Share	$18.80 (1)		$39.40 (1)

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017

	MFG Global Equity Fund		MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$17,959,245	(1)	$2,916,032 (2)	$7,596,295 (3)
Interest income	723,140		144,766	17,991
Total investment income	18,682,385		3,060,798	7,614,286
EXPENSES:
Investment advisory fees	8,797,620		1,256,425	1,324,650
Fund administration and accounting fees	230,778		53,118	66,519
Custody fees	108,962		40,682	60,541
Transfer agent fees	35,249		17,878	21,092
Federal and state registration fees	24,112		47,513	41,003
Directors' fees and related expenses	21,428		21,428	21,429
Audit fees	17,085		17,086	17,084
Legal fees	14,999		14,516	17,541
Reports to shareholders	10,788		5,118	6,602
Shareholder servicing fees - Service Class	—		38,655	386
Other	56,694		40,784	20,409
Total expenses before waiver and reimbursement	9,317,715		1,553,203	1,597,256
Waiver and reimbursement of expenses by Adviser	(520,095)		(258,029)	(272,224)
Net expenses	8,797,620		1,295,174	1,325,032
Net Investment Income	9,884,765		1,765,624	6,289,254
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	17,985,225		(847,150)	287,930
Foreign currency transactions	13,341		11,932	(30,933)
Change in net unrealized appreciation on:
Investments	170,335,609		33,462,289	5,445,033
Foreign currency transactions	53,301		7,695	38,565
Net Realized and Unrealized Gain on Investments	188,387,476		32,634,766	5,740,595
Net Increase in Net Assets Resulting from Operations	$198,272,241		$34,400,390	$12,029,849

(1)  Net of $534,172 in foreign withholding taxes.

(2)  Net of $125,345 in foreign withholding taxes.

(3)  Net of $531,253 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2017

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$225,949	$855,513	$492,201
Interest income	4,709	10,067	4,119
Total investment income	230,658	865,580	496,320
EXPENSES:
Investment advisory fees	508,996	698,249	350,151
Fund administration and accounting fees	36,913	38,696	34,651
Transfer agent fees	27,959	15,446	17,035
Federal and state registration fees	26,728	13,495	21,933
Custody fees	23,970	11,763	15,991
Directors' fees and related expenses	21,428	36,429	21,428
Audit fees	15,087	15,086	15,087
Distribution and shareholder servicing fees - Class Y	14,584	—	—
Legal fees	13,443	29,884	14,464
Reports to shareholders	7,391	5,970	8,811
Interest expense	—	29	—
Other	7,959	9,227	8,108
Total expenses before waiver and reimbursement	704,458	874,274	507,659
Waiver and reimbursement of expenses by Adviser	(129,977)	(106,171)	(122,491)
Net expenses	574,481	768,103	385,168
Net Investment Income (Loss)	(343,823)	97,477	111,152
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	8,113,527	14,687,037	2,043,378
Change in net unrealized appreciation/depreciation on investments	3,970,394	(3,209,226)	3,609,367
Net Realized and Unrealized Gain on Investments	12,083,921	11,477,811	5,652,745
Net Increase in Net Assets Resulting from Operations	$11,740,098	$11,575,288	$5,763,897

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
OPERATIONS:
Net investment income	$9,884,765	$9,904,805	$1,765,624	$115,904
Net realized gain (loss) on:
Investments	17,985,225	32,621,342	(847,150)	(9,241)
Foreign currency transactions	13,341	29,624	11,932	(730)
Change in net unrealized appreciation/depreciation on:
Investments	170,335,609	(67,202,067)	33,462,289	(633,956)
Foreign currency transactions	53,301	27,804	7,695	(569)
Net increase (decrease) in net assets resulting from operations	198,272,241	(24,618,492)	34,400,390	(528,592)
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(9,428,431)	(8,131,435)	(139,634)	(43,537)
Service Class(1)			(62,179)	—
From net realized gain on investments:
Institutional Class	(39,274,536)	(33,623,773)	(37,020)	—
Service Class(1)			(18,277)	—
Net decrease in net assets resulting from distributions paid	(48,702,967)	(41,755,208)	(257,110)	(43,537)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	98,152,122	139,961,409	271,791,475	16,371,092
Service Class(1)			74,184,960	10,966,860
Shares issued to holders in reinvestment of distributions:
Institutional Class	43,253,679	37,406,977	169,072	28,167
Service Class(1)			57,773	—
Shares redeemed:
Institutional Class	(230,185,991)	(144,216,930)	(16,187,102)	(237,986)
Service Class(1)			(12,534,699)	(142,470)
Redemption fees:
Institutional Class	598	5,345	—	—
Service Class(1)			15	904
Net increase (decrease) in net assets resulting from capital share transactions	(88,779,592)	33,156,801	317,481,494	26,986,567
Total Increase (Decrease) in Net Assets	60,789,682	(33,216,899)	351,624,774	26,414,438
NET ASSETS:
Beginning of Period	1,073,307,924	1,106,524,823	32,273,784	5,859,346
End of Period	$1,134,097,606	$1,073,307,924	$383,898,558	$32,273,784
Undistributed net investment income	$6,656,925	$6,187,250	$1,664,165	$88,486
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	6,093,506	9,015,780	25,516,402	1,676,557
Service Class(1)			7,106,628	1,132,625
Shares issued to holders in reinvestment of distributions:
Institutional Class	2,788,761	2,467,479	16,431	2,907
Service Class(1)			5,609	—
Shares redeemed:
Institutional Class	(14,446,327)	(9,364,338)	(1,442,248)	(24,082)
Service Class(1)			(1,164,893)	(14,673)
Net increase (decrease) in shares outstanding	(5,564,060)	2,118,921	30,037,929	2,773,334

(1)  MFG Global Plus Fund Service Class commenced operations on May 9, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
OPERATIONS:
Net investment income (loss)	$6,289,254	$4,941,603	$(343,823)	$(431,098)
Net realized gain (loss) on:
Investments	287,930	(644,468)	8,113,527	(8,964,275)
Foreign currency transactions	(30,933)	(80,313)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	5,445,033	29,818,171	3,970,394	(2,635,556)
Foreign currency transactions	38,565	(19,400)	—	—
Net increase (decrease) in net assets resulting from operations	12,029,849	34,015,593	11,740,098	(12,030,929)
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(5,686,075)	(4,698,427)	—	—
Service Class(1)	(35,825)		—
From net realized gain on investments:
Institutional Class	(358,342)	(505,668)	—	—
Service Class(1)	(188)		—
Net decrease in net assets resulting from distributions paid	(6,080,430)	(5,204,095)	—	—
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	105,929,907	38,831,913	7,235,268	24,065,204
Class Y			644,887	3,188,863
Service Class(1)	2,960,141		100
Shares issued to holders in reinvestment of distributions:
Institutional Class	5,059,438	4,493,451	—	—
Service Class(1)	28,882		—
Shares redeemed:
Institutional Class	(73,769,006)	(25,880,421)	(26,881,349)	(7,635,954)
Class Y			(916,331)	(1,339,596)
Service Class(1)	(15,315)		—
Redemption fees:
Institutional Class	1,922	6,882	—	—
Net increase (decrease) in net assets resulting from capital share transactions	40,195,969	17,451,825	(19,917,425)	18,278,517
Total Increase (Decrease) in Net Assets	46,145,388	46,263,323	(8,177,327)	6,247,588
NET ASSETS:
Beginning of Period	207,985,170	161,721,847	55,964,251	49,716,663
End of Period	$254,130,558	$207,985,170	$47,786,924	$55,964,251
Undistributed net investment income (loss)	$937,124	$400,621	$(225,282)	$(181,625)
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	6,946,015	2,841,186	439,861	1,500,949
Class Y			39,962	192,366
Service Class(1)	187,321		6
Shares issued to holders in reinvestment of distributions:
Institutional Class	333,193	322,454	—	—
Service Class(1)	1,809		—
Shares redeemed:
Institutional Class	(5,050,933)	(1,895,504)	(1,669,929)	(492,751)
Class Y			(57,099)	(84,429)
Service Class(1)	(959)		—
Net increase (decrease) in shares outstanding	2,416,446	1,268,136	(1,247,199)	1,116,135

(1)  MFG Core Infrastructure Fund Service Class and Timpani Small Cap Growth Fund Service Class commenced operations on July 15, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
OPERATIONS:
Net investment income	$97,477	$48,217	$111,152	$133,647
Net realized gain (loss) on investments	14,687,037	5,998,585	2,043,378	(367,619)
Change in net unrealized appreciation/depreciation on investments	(3,209,226)	(10,460,813)	3,609,367	49,824
Net increase (decrease) in net assets resulting from operations	11,575,288	(4,414,011)	5,763,897	(184,148)
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(29,494)	(28,132)	(148,581)	(186,980)
Class Y	(44)	(191)
Service Class(1)			— (2)	—
From net realized gain on investments:
Institutional Class	(5,135,645)	(12,487,471)	—	(163,607)
Class Y	(7,538)	(84,874)
Net decrease in net assets resulting from distributions paid	(5,172,721)	(12,600,668)	(148,581)	(350,587)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	5,903,894	9,509,321	6,140,605	8,318,040
Class Y	—	20,044
Service Class(1)			100
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,527,161	10,488,792	148,581	350,587
Class Y	6,849	83,093
Service Class(1)			— (2)
Shares redeemed:
Institutional Class	(43,214,696)	(10,263,331)	(9,344,993)	(4,873,241)
Class Y	(76,445)	(328,308)
Net increase (decrease) in net assets resulting from capital share transactions	(32,853,237)	9,509,611	(3,055,707)	3,795,386
Total Increase (Decrease) in Net Assets	(26,450,670)	(7,505,068)	2,559,609	3,260,651
NET ASSETS:
Beginning of Period	70,818,117	78,323,185	31,946,483	28,685,832
End of Period	$44,367,447	$70,818,117	$34,506,092	$31,946,483
Undistributed net investment income	$88,417	$20,478	$51,867	$89,296
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	619,478	1,107,409	160,115	256,993
Class Y	—	2,364
Service Class(1)			3
Shares issued to holders in reinvestment of distributions:
Institutional Class	467,682	1,251,646	3,694	11,049
Class Y	754	10,518
Service Class(1)			— (3)
Shares redeemed:
Institutional Class	(4,537,186)	(1,015,987)	(243,970)	(148,620)
Class Y	(8,509)	(41,787)
Net increase (decrease) in shares outstanding	(3,457,781)	1,314,163	(80,158)	119,422

(1)  Phocas Small Cap Value Fund Service Class commenced operations on July 15, 2016.

(2)  Less than one dollar.

(3)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.05	$15.99	$15.33	$13.43	$10.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.14	0.10 (1)	0.19 (1)	0.17 (1)
Net realized and unrealized gain (loss) on investments	2.77	(0.48)	0.91	1.91	2.68
Total Income (Loss) from Investment Operations	2.92	(0.34)	1.01	2.10	2.85
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.12)	(0.12)	(0.08)	(0.09)
From net realized gain on investments	(0.58)	(0.48)	(0.23)	(0.12)	(0.14)
Total Distributions	(0.72)	(0.60)	(0.35)	(0.20)	(0.23)
Redemption fees retained	— (2)	— (2)	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$17.25	$15.05	$15.99	$15.33	$13.43
Total Return	19.96%	(2.19)%	6.72%	15.76%	26.68%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,134,098	$1,073,308	$1,106,525	$791,043	$346,695
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85%	0.85%	0.86%	0.89%	0.97%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.85%	0.85%	0.56%	1.18%	1.17%
Net of waivers and reimbursements	0.90%	0.90%	0.62%	1.27%	1.34%
Portfolio turnover rate	30%	38%	69%	20%	31%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.05)	—
From net realized gain on investments	— (3)	—	—
Total Distributions	(0.02)	(0.05)	—
Net Asset Value, End of Period	$11.49	$9.59	$9.91
Total Return	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	31%	30%	7%

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.80	(0.13)
Total Income (Loss) from Investment Operations	1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	—
From net realized gain on investments	— (3)	—
Total Distributions	(0.02)	—
Redemption fees retained	— (3)	—	(3)
Net Asset Value, End of Period	$11.49	$9.60
Total Return	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	31%	30%

(1)  Commenced operations on May 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.27	$13.09	$14.13	$11.54	$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.50 (1)	0.37	0.42 (1)	0.55 (1)	0.49 (1)
Net realized and unrealized gain (loss) on investments	0.52	2.21	(0.96)	2.22	0.84
Total Income (Loss) from Investment Operations	1.02	2.58	(0.54)	2.77	1.33
LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.36)	(0.47)	(0.18)	(0.44)
From net realized gain on investments	(0.03)	(0.04)	(0.03)	—	— (2)
Total Distributions	(0.45)	(0.40)	(0.50)	(0.18)	(0.44)
Redemption fees retained	— (2)	— (2)	— (2)	— (2)	—
Net Asset Value, End of Period	$15.84	$15.27	$13.09	$14.13	$11.54
Total Return	6.83%	20.00%	(4.03)%	24.22%	12.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$251,149	$207,985	$161,722	$65,666	$7,303
Ratio of expenses to average net assets
Before waivers and reimbursements	0.83%	0.83%	0.93%	1.45%	3.66%
Net of waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.18%	2.62%	2.77%	3.47%	1.34%
Net of waivers and reimbursements	3.31%	2.75%	3.00%	4.22%	4.30%
Portfolio turnover rate(3)	39%	15%	17%	16%	7%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.90	(2)
Net realized and unrealized gain on investments	0.16
Total Income from Investment Operations	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.41)
From net realized gain on investments	(0.03)
Total Distributions	(0.44)
Net Asset Value, End of Period	$15.85
Total Return	7.14	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	5.15	%(4)
Net of waivers and reimbursements	0.80	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.68	%(4)
Net of waivers and reimbursements	6.03	%(4)
Portfolio turnover rate(5)	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$14.77	$18.58	$16.06	$13.22	$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.10)	(0.12)	(0.16)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	4.13	(3.69)	2.68	3.32	2.95
Total Income (Loss) from Investment Operations	4.03	(3.81)	2.52	3.18	2.91
LESS DISTRIBUTIONS:
From net realized gain on investments	—	—	—	(0.34)	—
Total Distributions	—	—	—	(0.34)	—
Net Asset Value, End of Period	$18.80	$14.77	$18.58	$16.06	$13.22
Total Return	27.29%	(20.51)%	15.62%	24.16%	28.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,833	$52,595	$47,455	$13,478	$3,983
Ratio of expenses to average net assets
Before waivers and reimbursements	1.36%	1.32%	1.52%	2.46%	4.02%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.90)%	(0.99)%	(1.37)%	(2.26)%	(3.28)%
Net of waivers and reimbursements	(0.64)%	(0.77)%	(0.95)%	(0.90)%	(0.36)%
Portfolio turnover rate(2)	179%	156%	124%	173%	140%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$14.62	$18.48	$16.04	$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.18)	(0.18)	(0.23)	(0.08)
Net realized and unrealized gain (loss) on investments	4.10	(3.68)	2.67	(0.23	)(3)
Total Income (Loss) from Investment Operations	3.92	(3.86)	2.44	(0.31)
Net Asset Value, End of Period	$18.54	$14.62	$18.48	$16.04
Total Return	26.81%	(20.84)%	15.15%	(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,954	$3,369	$2,262	$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.75%	1.70%	1.95%	2.73	%(5)
Net of waivers and reimbursements	1.50%	1.50%	1.50%	1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.35)%	(1.36)%	(1.82)%	(2.36	)%(5)
Net of waivers and reimbursements	(1.10)%	(1.16)%	(1.37)%	(1.13	)%(5)
Portfolio turnover rate(6)	179%	156%	124%	173%

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12	)(2)
Net realized and unrealized gain on investments	3.50
Total Income from Investment Operations	3.38
Net Asset Value, End of Period	$18.80
Total Return	21.92	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	292.37	%(4)
Net of waivers and reimbursements	1.10	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(292.04	)%(4)
Net of waivers and reimbursements	(0.77	)%(4)
Portfolio turnover rate(5)	179%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$8.78	$11.60	$14.66	$15.35		$12.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01 (1)	— (2)	0.01	(0.04	)(1)	0.01
Net realized and unrealized gain (loss) on investments	1.51	(0.80)	0.37	3.50		3.17
Total Income (Loss) from Investment Operations	1.52	(0.80)	0.38	3.46		3.18
LESS DISTRIBUTIONS:
From net investment income	— (2)	— (2)	—	—		—
From net realized gain on investments	(0.67)	(2.02)	(3.44)	(4.15)		(0.69)
Total Distributions	(0.67)	(2.02)	(3.44)	(4.15)		(0.69)
Net Asset Value, End of Period	$9.63	$8.78	$11.60	$14.66		$15.35
Total Return	17.26%	(5.99)%	3.61%	24.63%		25.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,273	$70,668	$77,802	$98,504		$113,151
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25%	1.21%	1.18%	1.17%		1.18%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.01)%	(0.04)%	(0.18)%	(0.35)%		(0.14)%
Net of waivers and reimbursements	0.14%	0.07%	(0.10)%	(0.28)%		(0.06)%
Portfolio turnover rate(3)	23%	25%	22%	24%		28%

(1)  Per share net investment income (loss) has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$8.27	$11.07		$14.15		$15.03		$12.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01 (1)	—	(1)(2)	(0.01	)(1)	(0.17	)(1)	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	(0.78)		0.37		3.44		3.12
Total Income (Loss) from Investment Operations	1.43	(0.78)		0.36		3.27		3.07
LESS DISTRIBUTIONS:
From net investment income	— (2)	—	(2)	—		—		—
From net realized gain on investments	(0.67)	(2.02)		(3.44)		(4.15)		(0.69)
Total Distributions	(0.67)	(2.02)		(3.44)		(4.15)		(0.69)
Net Asset Value, End of Period	$9.03	$8.27		$11.07		$14.15		$15.03
Total Return	17.24%	(6.12)%		3.61%		23.84%		25.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$94	$150		$521		$633		$20,228
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25%	1.21%		1.18%		1.57%		1.58%
Net of waivers and reimbursements	1.10%	1.10%		1.10%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.02)%	(0.10)%		(0.18)%		(1.19)%		(0.54)%
Net of waivers and reimbursements	0.13%	0.01%		(0.10)%		(1.12)%		(0.46)%
Portfolio turnover rate(3)	23%	25%		22%		24%		28%

(1)  Per share net investment income (loss) has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$33.45	$34.33	$35.96	$28.72		$23.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.15	0.19	(0.05	)(1)	0.20
Net realized and unrealized gain (loss) on investments	6.04	(0.62)	0.08	9.25		5.41
Total Income (Loss) from Investment Operations	6.16	(0.47)	0.27	9.20		5.61
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.22)	(0.03)	(0.05)		(0.19)
From net realized gain on investments	—	(0.19)	(1.87)	(1.91)		—
Total Distributions	(0.16)	(0.41)	(1.90)	(1.96)		(0.19)
Net Asset Value, End of Period	$39.45	$33.45	$34.33	$35.96		$28.72
Total Return	18.40%	(1.29)%	0.84%	32.72%		24.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$34,506	$31,946	$28,686	$24,152		$9,004
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	1.49%	1.54%	1.97%		2.50%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%		1.05%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.03)%	0.06%	0.16%	(1.00)%		(1.08)%
Net of waivers and reimbursements	0.32%	0.45%	0.60%	(0.13)%		0.37%
Portfolio turnover rate(2)	53%	49%	52%	53%		196%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$34.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gain on investments	4.78
Total Income from Investment Operations	4.90
LESS DISTRIBUTIONS:
From net investment income	(0.16)
Total Distributions	(0.16)
Net Asset Value, End of Period	$39.40
Total Return	14.13	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	285.93	%(3)
Net of waivers and reimbursements	1.10	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(284.49	)%(3)
Net of waivers and reimbursements	0.34	%(3)
Portfolio turnover rate(4)	53%

(1)  Commenced operations on July 15, 2016.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The Company consists of seven separate series, six of which are included herein. The investment objective of each of the Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier Timpani Small Cap Growth Fund and Frontier Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund is long-term total investment through capital appreciation. Each Fund is a diversified fund, except the Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontier MFG Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Frontier MFG Global Plus Fund (a)	Frontegra	MFG Asset Management	Multi-Class • Institutional • Class Y (c) • Service Class	Mar. 23, 2015
Frontier MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (d)	None	Multi-Class • Institutional • Class Y • Service Class	Mar. 23, 2011
Frontier Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc. ("Netols") (e)	Multi-Class • Institutional • Class Y • Service Class (b)	Dec. 16, 2005
Frontier Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Institutional • Service Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of June 30, 2017, the Service Class shares of the Frontier MFG Global Equity Fund and Frontier Netols Small Cap Value Fund had not commenced operations.

(c)  As of June 30, 2017, the Class Y shares of the Frontier MFG Global Plus Fund had not commenced operations.

(d)  Timpani is an affiliate of Frontegra.

(e)  Effective July 1, 2017, Phocas replaced Netols as subadviser to the Frontier Netols Small Cap Value Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

(2)  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities. The Fund will value foreign securities at fair value using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the MFG Global Equity, MFG Global Plus and MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The following is a summary of inputs used to value the Funds' securities as of June 30, 2017:

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$963,809,033	$—	$—	$963,809,033
Total Equity	963,809,033	—	—	963,809,033
Short-Term Investments	159,678,819	—	—	159,678,819
Total Investments in Securities	$1,123,487,852	$—	$—	$1,123,487,852

MFG Global Plus

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$326,755,489	$—	$—	$326,755,489
Total Equity	326,755,489	—	—	326,755,489
Short-Term Investments	55,670,513	—	—	55,670,513
Total Investments in Securities	$382,426,002	$—	$—	$382,426,002

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$240,708,535	$—	$—	$240,708,535
Closed-End Funds	2,416,710	—	—	2,416,710
Total Equity	243,125,245	—	—	243,125,245
Short-Term Investments	8,879,408	—	—	8,879,408
Total Investments in Securities	$252,004,653	$—	$—	$252,004,653

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$46,843,633	$—	$—	$46,843,633
Total Equity	46,843,633	—	—	46,843,633
Short-Term Investments	1,832,930	—	—	1,832,930
Total Investments in Securities	$48,676,563	$—	$—	$48,676,563

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$41,874,606	$—	$—	$41,874,606
Total Equity	41,874,606	—	—	41,874,606
Short-Term Investments	4,694,159	—	—	4,694,159
Total Investments in Securities	$46,568,765	$—	$—	$46,568,765

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$34,062,449	$—	$—	$34,062,449
Total Equity	34,062,449	—	—	34,062,449
Short-Term Investments	606,740	—	—	606,740
Total Investments in Securities	$34,669,189	$—	$—	$34,669,189

(a)  See Fund's Schedule of Investments for sector or country classifications.

The Funds' policy is to record transfers between levels at the end of the reporting period. The table below shows the transfers between Level l and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model. The Funds did not hold any Level 3 securities as of June 30, 2017.

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure
Transfers into Level 1	$140,682,353	$3,718,450	$92,745,215
Transfers out of Level 2	(140,682,353)	(3,718,450)	(92,745,215)
Net transfers	$—	$—	$—

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the MFG Core Infrastructure Fund, dividends from net investment income are usually declared and paid annually. The MFG Core Infrastructure Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The tax character of distributions paid during the fiscal years ended June 30, 2017, and June 30, 2016, were as follows:

	Year Ended June 30, 2017			Year Ended June 30, 2016
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
MFG Global Equity	$16,181,930	$32,521,037	$48,702,967	$14,706,897	$27,048,311	$41,755,208
MFG Global Plus	257,110	—	257,110	43,537	—	43,537
MFG Core Infrastructure	5,721,900	358,530	6,080,430	4,918,379	285,716	5,204,095
Netols Small Cap Value	83,953	5,088,768	5,172,721	984,151	11,616,517	12,600,668
Phocas Small Cap Value	148,581	—	148,581	180,816	169,771	350,587

At June 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$908,722,542	$350,269,743	$222,684,502	$36,973,870	$31,745,783	$26,579,670
Gross unrealized appreciation	$267,814,254	$34,297,741	$34,429,034	$12,148,949	$16,860,331	$8,828,227
Gross unrealized depreciation	(53,048,944)	(2,141,482)	(5,108,883)	(446,256)	(2,037,349)	(738,708)
Net unrealized appreciation	214,765,310	32,156,259	29,320,151	11,702,693	14,822,982	8,089,519
Undistributed ordinary income	8,129,119	1,664,165	953,626	—	279,666	51,867
Undistributed long-term capital gain	10,745,691	—	42,483	—	12,054,278	1,719,006
Total distributable earnings	18,874,810	1,664,165	996,109	—	12,333,944	1,770,873
Other accumulated gains (losses)	(22,251)	(311,927)	15,912	(2,748,392)	—	—
Total accumulated earnings	$233,617,869	$33,508,497	$30,332,172	$8,954,301	$27,156,926	$9,860,392

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the year ended June 30, 2017, the Timpani Small Cap Growth Fund utilized capital loss carryforward of $1,447,509.

At June 30, 2017, the MFG Global Plus Fund has a long-term capital loss carryforward that will not expire of $312,481 and the Timpani Small Cap Growth Fund had a short-term capital loss carryforward that will not expire of $2,523,110.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2017, the Timpani Small Cap Growth Fund deferred, on a tax basis, an ordinary late-year loss of $225,282.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Events

Effective July 1, 2017, Phocas replaced Netols as subadviser to the Frontier Netols Small Cap Value Fund and the expense limitations for each class of the Frontier Netols Small Cap Value Fund and Frontier Phocas Small Cap Value Fund were reduced by 0.15%. On August 22, 2017, the Board approved the reorganization of the Frontier Netols Small Cap Value Fund with and into the Frontier Phocas Small Cap Value Fund. The reorganization is expected to take place after the close of business on October 27, 2017.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2017, the following table shows the reclassifications made:

	MFG Global Eqxuity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth
Paid in capital	$—	$—	$—	$(311,340)
Undistributed net investment income (loss)	13,341	11,868	(30,851)	300,166
Accumulated undistributed net realized gain (loss)	(13,341)	(11,868)	30,851	11,174

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The MFG Global Equity, MFG Global Plus, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to such Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
MFG Global Equity	0.80%	0.80%
MFG Global Plus - Institutional Class	0.80%	0.80%
MFG Global Plus - Service Class	0.80%	0.95%
MFG Core Infrastructure - Institutional Class	0.70%	0.70%
MFG Core Infrastructure - Service Class	0.70%	0.85%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Frontier Fund	Annual Advisory Fees	Expense Limitation
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%
Timpani Small Cap Growth - Service Class	1.00%	1.25%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value - Institutional Class	1.00%	1.10%
Phocas Small Cap Value - Service Class	1.00%	1.25%

Effective July 1, 2017, the expense limitations for each class of the Frontier Netols Small Cap Value Fund and Frontier Phocas Small Cap Value Fund were reduced by 0.15%.

An adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	MFG Global Equity	MFG Global Plus		MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2018	$621,649	$60,682	*	$232,227	$131,253	$69,287	$114,802
2019	543,066	161,019		235,636	117,182	76,239	115,125
2020	520,095	258,029		272,224	129,977	106,171	122,491
Total	$1,684,810	$479,730		$740,087	$378,412	$251,697	$352,418

*  Expenses waived/reimbursed were for the period March 23, 2015 through June 30, 2015.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2017, the MFG Global Equity, MFG Global Plus, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2017, are summarized below:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$279,876,944	$309,764,799	$106,952,307	$88,019,756	$15,303,443	$18,097,680
Sales	$407,043,092	$42,636,482	$72,485,025	$107,989,148	$53,634,905	$20,879,312

There were no purchases or sales of U.S. Government securities for the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Netols Small Cap Value, Timpani Small Cap Growth and MFG Global Plus Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of June 30, 2017, the Class Y shares of the MFG Global Plus Fund had not commenced operations. For the year ended June 30, 2017, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $9,115, respectively, under the 12b-1 Plan.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2017, the Class Y shares of the MFG Global Plus Fund and the Service Class shares of the MFG Global Equity and Netols Small Cap Value Funds had not commenced operations. For the year ended June 30, 2017, the Class Y shares of the Timpani Small Cap Growth Fund, the Service Class shares of the MFG Global Plus Fund and the Service Class shares of the MFG Core Infrastructure Fund incurred $5,469, $38,655 and $386, respectively, under the Service Plan. The Class Y shares of the Netols Small Cap Value Fund, the Service Class shares of the Timpani Small Cap Growth Fund and the Service Class shares of the Phocas Small Cap Value Fund did not incur any expenses under the Service Plan.

(6)  REPORTING MODERNIZATION FOR REGISTERED INVESTMENT COMPANIES

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for financial reporting periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2017

To the Shareholders of Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund and Board of Directors of Frontier Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund (the "Funds"), each a series of Frontier Funds, Inc., as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Frontier MFG Global Equity Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for Frontier MFG Global Plus Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

As discussed within Note 2 to the financial statements, on August 22, 2017, the Board of Directors approved the reorganization of Frontier Netols Small Cap Value Fund with and into Frontier Phocas Small Cap Value Fund.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 24, 2017

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "Independent Directors"), met on May 24, 2017, to consider the annual renewal of (a) the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Plus Fund (the "Global Plus Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Infrastructure Fund"), the Frontier Netols Small Cap Value Fund (the "Netols Fund") and the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") (the "Frontegra Advisory Agreement") and (b) the investment advisory agreement between Timpani Capital Management LLC ("Timpani") and the Company on behalf of the Frontier Timpani Small Cap Growth Fund (the "Timpani Fund") (the "Timpani Advisory Agreement"). The Board also considered the annual renewal of the subadvisory agreements for the Global Equity Fund, the Global Plus Fund, the Core Infrastructure Fund, the Netols Fund and the Phocas Fund.

In connection with its review, the Board was provided materials relevant to its consideration of the agreements with Frontegra and Timpani (each, an "Adviser") and each subadviser, such as performance assessments against each Fund's peer group and benchmark index, the Advisers' and the subadvisers' Form ADV, information regarding the Advisers' and subadvisers' compliance program, personnel and financial condition, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the advisory agreements, the expense cap agreement between the Company and the Advisers on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees paid by Frontegra to the subadvisers, noting that the applicable subadvisory fee structure was negotiated at arm's length between Frontegra and each subadviser, each an unaffiliated third party, and that Frontegra compensates each subadviser from its own fees. The Board was also provided with the Advisers' and the subadvisers' responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the directors. The directors discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Advisers and the subadvisers, as applicable.

In evaluating the advisory and subadvisory agreements, the Board took into account their cumulative experience in working with the Advisers and subadvisers and their ongoing review of information and discussions with representatives of the Advisers and subadvisers throughout the year at Board meetings. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by the Advisers and subadvisers, performance of the Funds, brokerage and trading, Fund expenses, compliance issues and related matters. The Independent Directors met in executive session to discuss the Advisers' and subadvisers' 15(c) responses and the proposed approval of the advisory and subadvisory agreements. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the continuation of the agreements with legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Frontegra Advisory Agreement (Global Equity Fund, Global Plus Fund, Core Infrastructure Fund, Netols Fund and Phocas Fund)

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would continue to provide to the Funds and their shareholders under the Frontegra Advisory Agreement as well as the qualifications and background of the Adviser and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected the subadvisers to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 21 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and supervising the management of the Funds' investments. The Board also considered the quality of other services provided by Frontegra, including due diligence of subadvisers, performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, oversight of the Funds' valuation policy, administration of the Funds' compliance program and the shareholder servicing and administrative services provided by Frontegra to the Funds, such as the provision of Fund officers and office space. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreements," the Board reviewed each Fund's performance record for the periods ended December 31, 2016. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to the respective subadvisers. The Board also considered Frontegra's continual monitoring of subadvisers and their performance during the year. The Board concluded that they were satisfied with Frontegra's performance in selecting and overseeing the subadvisers to the Funds.

Advisory Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the advisory fee for the Global Equity Fund, the Global Plus Fund, the Netols Fund and the Phocas Fund was above the industry average for funds in the same Morningstar category and the advisory fee for the Core Infrastructure Fund was below the industry average for funds in the same Morningstar category. With respect to the Netols Fund and the Phocas Fund, the Board noted that the advisory fee was the same as that for the Timpani Fund, another small cap fund offered by the Company and managed by Timpani. The Board considered the expenses of the Institutional Class of each Fund, and also reviewed applicable Service Class and Class Y expense information.

After giving effect to the expense cap agreement with Frontegra with respect to each Fund, the Board noted that the net expense ratio for the Institutional Class of the Netols Fund was slightly higher than the Morningstar average, the net expense ratio for the Institutional Class of the Global Equity Fund was the same as the Morningstar category average and the net expense ratio of the Institutional Class of each of the Core Infrastructure Fund, the Phocas Fund and the Global Plus Fund was lower than the Morningstar group average. The Board noted that Frontegra is waiving advisory fees for each of the Funds under the expense cap agreement. The Board also considered the amount of the advisory fee retained by Frontegra after compensating each subadviser and determined it to be fair. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Frontegra's financial condition, costs and profitability. The Board also considered the effect of the contractual expense cap agreements on Frontegra's compensation. The Board noted that Frontegra was waiving a portion of its advisory fee for each of the Funds. The Board concluded that Frontegra's current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving a portion of its fees for the Funds.

Economies of Scale. The Board reviewed net asset growth on a per Fund and aggregate basis, and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Fund. The Board noted that Frontegra had reduced the expense cap for the Phocas Fund by 0.15% for each share class and that the largest fund, the Global Equity Fund, is closed to new investors.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting services to, and is compensated by, MFG and Phocas and receives compensation from Netols for past separate account client referrals. However, the Board determined that Frontegra's services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the Frontegra Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Timpani Advisory Agreement (Timpani Fund)

Nature, Extent and Quality of the Services to be Provided. The Board considered Timpani's experience as a small cap growth manager and services it would continue to provide to the Timpani Fund and its shareholders under the Timpani Advisory Agreement. The Board considered the experience of Timpani and its portfolio manager managing small cap growth accounts. The Board discussed Timpani's responsibilities for managing the Fund's investments and overseeing the Fund's other activities, such as monitoring its compliance with applicable requirements under the securities laws. The Board noted that certain distribution, administrative and compliance services are provided by Frontegra and Frontegra Strategies, LLC, each an affiliate of Timpani. The Board concluded that the range of services to be provided by Timpani was appropriate and that Timpani was qualified to provide such services.

Investment Performance. The Board reviewed the performance of the Institutional Class for the one-year, three-year, five-year and since-inception periods ended December 31, 2016. The Board also reviewed performance information for the Service Class and Class Y shares for the applicable periods. The Board noted that the Institutional Class of the Fund has underperformed the index for all periods and referred to the presentations by the Fund's portfolio manager and commentary throughout the year regarding the reasons for the Fund's underperformance. The Board noted that the Fund had notable underperformance in 2014 and 2016 due to Timpani's style being out of favor, which has impacted both short-term and long-term performance. The Board considered Timpani's discussion of steps taken to address future stylistic downturns and improve Fund performance, as well as a presentation by the Fund's portfolio manager at a meeting earlier in the year about the Fund's stylistic headwinds. The Board also reviewed the historical performance for Timpani's small cap growth private accounts. The Board concluded that the investment results achieved by Timpani for the Fund were sufficient to support the continuation of the Timpani Advisory Agreement.

Advisory Fee. The Board compared the Fund's contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the Fund's advisory fee was above the industry average. The Board considered the expenses of the Institutional Class of the Fund, and also reviewed Service Class and Class Y expense information. The Board noted that, after giving effect to the expense cap agreement, the total expense ratio for Institutional Class shares was below the industry average. The Board noted that the advisory fee was the same as that for other small cap funds managed by Frontegra, the investment adviser to other series of the Company. The Board also considered the fee rates charged to Timpani's separate account clients and noted that the fee schedule is consistent with the Fund's advisory fee. The Board noted that Timpani maintains a number of subadvisory arrangements with unaffiliated mutual funds and a collective investment trust but did not consider the subadvisory fees to be a material factor given that Timpani's services are limited to asset management. The Board concluded that the advisory fee paid by the Timpani Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Timpani's financial condition, costs and profitability. The Board also considered the effect of the expense cap agreement on Timpani's compensation, noting that Timpani had waived a portion of its advisory fee under the agreement for the past two years. The Board concluded that Timpani's current level of profitability was reasonable considering the quality of management and the fact that Timpani was waiving fees for the Fund.

Economies of Scale. Given the Fund's current asset level, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Timpani. The Board considered information presented regarding any benefits to Timpani or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that Timpani's affiliate, Frontier, provides consulting services to, and is entitled to compensation from, Timpani. However, the Board determined that Timpani's services to the Fund would not be compromised by this potential conflict of interest. The Board also noted that William D. Forsyth III, the president of the Company and Frontegra, is also an officer and director of Timpani and that Frontegra and its affiliates provide various services to Timpani with respect to the Fund for which Timpani is not charged. The Board concluded that the other benefits to Timpani from its relationship with the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Timpani Advisory Agreement were fair and reasonable and in the best interests of the shareholders of the Timpani Fund.

Renewal of Subadvisory Agreements

Subadvisory Agreement between Frontegra and MFG Asset Management Limited ("Magellan")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Magellan's investment strategy for each Fund, experience as a global equity and core infrastructure manager, key personnel involved in providing investment management services to the Funds and financial condition, including the financial condition of Magellan's parent company. The Board also considered services provided by Magellan under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions, reporting and assisting with the Funds' compliance program. The Board concluded that the nature, extent and quality of the services provided by Magellan to the Global Equity, Global Plus and Core Infrastructure Funds were appropriate and that each Fund was likely to continue to benefit from services provided by Magellan under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Institutional Class of the Global Equity, Global Plus and Core Infrastructure Funds as of December 31, 2016. The Board also reviewed performance information for the Service Class shares of the Global Plus and Core Infrastructure Funds for the applicable periods. It noted that the Institutional Class of the Global Equity Fund had underperformed the benchmark index for the one-year period but had outperformed its benchmark index for the three-year, five-year and since-inception periods ended December 31, 2016. The Board noted that the Institutional Class of the Global Plus Fund had underperformed its benchmark index for the one-year period and outperformed its benchmark index for the since-inception period ended December 31, 2016. The Board noted that the Institutional Class of the Core Infrastructure Fund had underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three year and since-inception periods ended December 31, 2016. The Board also considered Magellan's quarterly portfolio commentary and discussion of each Fund's performance. The Board also reviewed the performance of Magellan's composite of other accounts managed in the global equity, global equity plus and core infrastructure style. The Board concluded that each Fund's performance was satisfactory and that Magellan would continue to provide a high level of subadvisory services to the Global Equity, Global Plus and Core Infrastructure Funds.

Subadvisory Fees. The Board reviewed and considered the subadvisory fees payable by Frontegra to Magellan under the subadvisory agreement for the Funds. The Board noted that Magellan also shares in the Funds' expense reimbursements and intermediary payments made by Frontegra. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Magellan or the profitability to Magellan from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to Magellan. The Board considered any benefits to Magellan from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board noted that Magellan transacts with full service brokers who provide research reports and other general research services to Magellan. The Board also noted that Frontier provides consulting services to Magellan for which Frontier is compensated by Magellan. The Board concluded that the benefits realized by Magellan from its relationship with each Fund were reasonable.

Subadvisory Agreement between Frontegra and Netols Asset Management, Inc. ("Netols")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Netols' investment strategy, experience as a small cap value manager, key personnel involved in providing investment management services to the Netols Fund, compliance record and financial condition. The Board also considered services provided by Netols under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, reporting and assisting with the Fund's compliance program. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance. The Board reviewed the performance record of the Institutional Class of the Netols Fund for the one-year, three-year, five-year, 10-year and since-inception periods ended December 31, 2016. The Board also reviewed performance information for the Class Y shares for the applicable periods. The Board noted that the Institutional Class of the Fund had underperformed the benchmark index for the one-year, three-year and five-year periods ended December 31, 2016 and had outperformed the benchmark index for the 10-year and since-inception periods. The Board noted that underperformance for the three- and five-year periods was driven by performance in the most recent one-year period, and considered Netols' commentary about the reasons for the Fund's underperformance. The Board also compared the Fund's performance to the performance of Netols' composite of other accounts managed in the small cap value style. The Board concluded that the investment results achieved by Netols for the Fund were sufficient to support the continuation of the subadvisory agreement.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Netols under the subadvisory agreement. The Board also considered information with respect to fees charged to Netols' separate account clients. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Netols Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Fund (in addition to the subadvisory fee). The Board considered that Netols receives unsolicited research from broker-dealers. The Board noted that Frontier continues to receive referral fees from Netols for previously solicited clients. The Board concluded that the benefits realized by Netols from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Netols Fund.

Subadvisory Agreement between Frontegra and Phocas Financial Corp. ("Phocas")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Phocas' investment strategy, experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Fund, compliance record and financial condition. The Board also considered services provided by Phocas under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, reporting and assisting with the Fund's compliance program. The Board concluded that the nature, extent and quality of the services provided by Phocas to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Phocas under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Institutional Class of the Phocas Fund for the one-year, three-year, five-year, 10-year and since-inception periods ended December 31, 2016. The Board also reviewed performance information for the Service Class shares for the applicable periods. The Board noted that the Institutional Class of the Fund had underperformed its benchmark index for the past one-year and three-year periods and had outperformed its benchmark index for the longer-term periods ended December 31, 2016. The Board noted that the Fund had been reorganized into the Company in 2010 and returns for the since inception period includes the returns for the predecessor fund, also managed by Phocas. The Board also reviewed the performance of Phocas' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas under the subadvisory agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Phocas Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Fund (in addition to the subadvisory fee). The Fund allows Phocas to serve clients that do not meet Phocas' eligibility criteria for separate accounts. The Board noted that Frontier provides consulting services to Phocas for which Frontier may be compensated by Phocas. The Board concluded that the benefits realized by Phocas from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Phocas Fund.

BOARD OF DIRECTORS' APPROVAL OF INTERIM SUBADVISORY AGREEMENT FOR FRONTIER NETOLS SMALL CAP VALUE FUND

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" of the Company, approved an interim subadvisory agreement (the "Interim Agreement") between Frontegra Asset Management, Inc. (the "Adviser") and Phocas Financial Corp. ("Phocas") with respect to the Frontier Netols Small Cap Value Fund (the "Netols Fund") on June 6, 2017. The Board determined to terminate the prior subadvisory agreement between the Adviser and Netols Asset Management, Inc. ("Netols"), the previous subadviser to the Netols Fund, following notice from Netols that it wished to resign as subadviser due to the pending retirement of Netols' owner and the Netols Fund's lead portfolio manager. The Interim Agreement contains identical terms as the prior subadvisory agreement between the Adviser and Netols (the "Prior Agreement") with respect to services provided by the subadviser and the subadvisory fee. Pursuant to the Interim Agreement, Phocas will replace Netols as the subadviser to the Netols Fund and will provide subadvisory services to the Fund effective July 1, 2017, while the Board and the Adviser evaluate alternatives for the Fund, which may include the reorganization of the Fund into another portfolio of the Company subadvised by Phocas, the Frontier Phocas Small Cap Value Fund (the "Phocas Fund").

In reaching its decision, the Board considered that the terms of the Interim Agreement are substantially the same as the terms of the Prior Agreement. The Board also considered the recommendation by the Adviser to replace Netols with Phocas, an established small-cap value manager that has served as subadviser to the Phocas Fund since 2010. The Board noted that Phocas would continue to follow a small-cap value strategy in managing the Netols Fund, but uses a different strategy in selecting small-cap value securities than Netols. The Board considered a presentation by Phocas as well as information about the transitioning of the Fund's portfolio to Phocas' investment strategy and potential tax consequences. The Board also considered additional information provided in connection with the Board's review of the subadvisory agreement for the Phocas Fund at the May 24, 2017, meeting of the Board, including Phocas' Form ADV, information regarding Phocas' compliance program, personnel and financial condition and Phocas' responses to a detailed request submitted on behalf of the Board.

In approving the Interim Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Phocas' investment strategy, experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund, compliance record and financial condition. The Board considered that the services provided by Phocas under the Interim Agreement would not change from those provided by Netols under the Prior Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Netols Fund's investment restrictions, reporting and assisting with the Fund's compliance program. The Board noted that the same investment management personnel from Phocas who manage the Phocas Fund would handle the day-to-day portfolio management of the Netols Fund under the Interim Agreement. The Board concluded that the nature, extent and quality of the services to be provided by Phocas to the Netols Fund were appropriate and that the Fund was likely to benefit from services provided by Phocas under the Interim Agreement.

Investment Performance of Phocas. The Board considered the performance record of the Phocas Fund as well as Phocas' composite of small-cap value accounts that the Board reviewed at the May 24, 2017, meeting. The Board concluded that Phocas would provide a high level of subadvisory services to the Netols Fund.

Subadvisory Fees. The Board considered that the subadvisory fee payable by the Adviser to Phocas under the Interim Agreement is identical to the fee payable by the Adviser to Netols under the Prior Agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fees paid by the Netols Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas under the Interim Agreement or the profitability to Phocas from its relationship with the Netols Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser and Phocas had not yet begun to provide services to the Netols Fund.

Economies of Scale. Because the subadvisory fee is not paid by the Netols Fund and Phocas had not yet begun to provide services to the Netols Fund, the Board did not consider any information regarding potential economies of scale.

Benefits to Phocas. The Board considered information regarding any benefits to Phocas from serving as subadviser to the Netols Fund (in addition to the subadvisory fee). The Board concluded that such potential benefits were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interests of the shareholders of the Netols Fund.

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2017

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co- president from 1996 – 2008). Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds' shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm ("Frontier"). From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth has earned the right to use the CFA designation.

				7	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007. From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products. From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	7	Boulder Growth & Income Fund, Inc.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of four portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2017, the Frontier MFG Core Infrastructure Fund earned $5,635,411 in foreign source income and paid $516,229 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

MFG Global Equity	100.00%
MFG Global Plus	100.00%
MFG Core Infrastructure	100.00%
Netols Small Cap Value	100.00%
Phocas Small Cap Value	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2017 was as follows:

MFG Global Equity	84.38%
MFG Global Plus	95.07%
MFG Core Infrastructure	36.49%
Netols Small Cap Value	100.00%
Phocas Small Cap Value	100.00%

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

A  N  N  U  A  L     R  E  P  O  R  T

Frontier Silk Invest New Horizons Fund

Frontegra Asset Management, Inc.

________

June 30, 2017

TABLE OF CONTENTS

Shareholder Letter	1
Investment Highlights	3
Expense Example	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Additional Information
Directors and Officers	23
Foreign Tax Credit	27
Qualified Dividend Income	27

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. The Prospectus may be obtained by calling 1-888-825-2100. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Fund’s investment adviser.

REPORT FROM SILK INVEST LTD.

Dear Shareholders:

The investment objective of the Frontier Silk Invest New Horizons Fund (the “Fund”) is capital appreciation. The objective is measured against the MSCI Frontier Markets Index (Net).

Performance Review

The Frontier Silk Invest New Horizons Fund, Institutional Class, returned 15.56%, net of fees, for the period from November 1, 2016, to June 30, 2017, compared to the 16.60% return of the MSCI Frontier Markets Index (Net).

The upbeat performance in the 4th quarter of 2016 was buoyed by stability in the price of oil and strong political and economic catalysts. The markets were also encouraged by the implementation of reforms and prudent macroeconomic policies in Saudi Arabia, Egypt and Nigeria, positive sentiments of which were carried over in the first half of 2017. Frontier markets eagerly followed the MSCI’s annual market classification review and changes in the MSCI Frontier Market (FM) and MSCI Emerging Market (EM) indices. Pakistan was officially moved to MSCI EM Index while Saudi Arabia was put under review for upgrade to the EM Index in 2018. On the other hand, Argentina, contrary to expectations, was not considered for an upgrade to the EM Index despite the positive changes made by the President Macri to attract foreign investors.

Outlook and Strategy

The U.S. Federal Reserve Bank has twice hiked interest rates in 2017, however, frontier markets remained resilient and performed well. With continued economic reforms in major frontier markets, 2017 is expected to remain positive overall, with valuations attractive at current levels. The MSCI FM forward PE is 12.3x with a dividend yield of 3.5%. The expected upgrade of Saudi Arabia to the EM Index next year and Argentina’s chance to be considered by MSCI for inclusion in the EM Index will likely serve as positive catalysts for these markets for another year.

The stability of oil prices around current levels supported by OPEC’s measures to reduce oil production of its members, coupled with major oil producing nations diversifying their economies, should result in improvement in growth and fiscal balances in 2017. We expect the recent devaluations and ongoing fiscal reforms in some frontier countries to drive investment-led growth this year and onwards.

The low cash weighting during the period under review benefited the portfolio in terms of strong performance in most of the invested countries.

The Fund

Over the eight-month fiscal period ended June 30, 2017, the three investments with the strongest returns in dollar terms were BRAC Bank (+58.01%), Zenith Bank (+53.88%), and Guaranty Trust Bank (+50.64%). The investments with the weakest returns were Ooredoo Oman (-23.86%), East African Breweries (-22.72%) and Air Arabia (-16.59%). On an absolute basis, the three largest contributors to the Fund’s return, in dollar terms, were Telecom Argentina, Guaranty Trust Bank and KCB Group, which added +1.44%, +1.42% and +1.27%, respectively. Conversely, the three largest detractors were EFG-Hermes, Ooredoo Oman and Air Arabia, providing negative returns of -0.6%, -0.57% and -0.52%, respectively.

On an industry level and in absolute terms, the three largest contributors to the Fund’s return were Banks, Telecommunication Services and Materials which contributed +8.09%, +2.73% and +2.29%, respectively. Conversely, Diversified Financials and Transportation were the two sole detractors, contributing -0.41% and -0.52%, respectively. Relative to the investable universe, the strategy didn’t participate in the rally in the Energy and Utilities sectors which have outperformed other sectors over the period. As per Silk Invest’s investment guidelines, the Fund does not invest in these sectors.

We expect to see strong performance from our high conviction companies exposed to the following themes:

•                 Financials: We expect that the pace of current infrastructure development coupled with rising consumerism in the main frontier countries will continue to drive strong loan demand and anticipate that net interest margins will remain attractive due to interest rate hikes in some of the markets. Our focus is on top tier banks and diversified financial institutions with quality asset books and sustainable growth.

•                 Telecoms: Strong data segment growth has overtaken the voice segment in telecom companies. The surge in smart phone usage coupled with attractive pricing by the telecom companies should support continued strong profitability. Reaching the significant un-banked segment of the population through mobile banking has been cost effective for the banks and has also provided robust revenues for the cellular companies.

•                 Materials: Public sector infrastructure development and affordable housing schemes continue to increase the demand for materials (i.e., cement).

•                 Changing lifestyles: Rising disposable incomes, growing consumerism and continued urbanization have dramatically increased the demand for consumer products and services.

Zin Bekkali

Chief Investment Officer and Portfolio Manager

Silk Invest Ltd.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*5/25/16 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/17	FUND	INDEX
SIX MONTHS	11.31%	15.57%
ONE YEAR	11.87%	19.22%
AVERAGE ANNUAL
SINCE INCEPTION	7.83%	13.25%

Institutional Class Expenses
GROSS EXPENSE RATIO	2.27%
NET EXPENSE RATIO	1.85%

This chart assumes an initial gross investment of $100,000 made on 5/25/16 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI Frontier Markets Index captures large and mid cap representation across 30 Frontier Markets countries. The index includes 123 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.85% of the Fund’s average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

EXPENSE EXAMPLE
June 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, service fees and other fund expenses. Although the Frontier Silk Invest New Horizons Fund does not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 180 days of purchase.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses

The first line of the table on the following page for each Class provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Class provides information about hypothetical account values and hypothetical expenses based on each of the Class’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSE EXAMPLE (continued)

June 30, 2017 (Unaudited)

	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Annualized Expense Ratio*	Expenses Paid During the Period*
Silk Invest New Horizons Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,113.05	1.85%	$9.69
Hypothetical 5% Return	$1,000.00	$1,015.62	1.85%	$9.25
Silk Invest New Horizons Fund – Service Class
Actual Fund Return	$1,000.00	$1,111.91	1.95%	$10.21
Hypothetical 5% Return	$1,000.00	$1,015.12	1.95%	$9.74

* Expenses are equal to the Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier Silk Invest New Horizons Fund
SCHEDULE OF INVESTMENTS
June 30, 2017

Number of Shares		Value
COMMON STOCKS 79.7%
	Argentina 7.0%
56,000	Adecoagro SA (a)	$559,440
59,000	Grupo Clarin SA - GDR	1,677,872
67,871	Telecom Argentina SA - ADR	1,719,851
		3,957,163
	Bangladesh 10.6%
1,440,000	Beximco Pharmaceuticals Ltd.	2,013,836
1,640,400	BRAC Bank Ltd.	1,647,546
540,300	GrameenPhone Ltd.	2,307,593
		5,968,975
	Egypt 3.2%
766,500	Egyptian Financial Group-Hermes Holding Co.	1,029,416
4,585,000	Palm Hills Developments SAE (a)	776,818
		1,806,234
	Ghana 1.8%
333,700	Ecobank Ghana Ltd. (b)	531,007
410,400	Ghana Commercial Bank Ltd. (b)	485,128
		1,016,135
	Kenya 10.4%
2,490,670	Centum Investment Co. Ltd. (b)	996,748
4,356,907	Equity Group Holdings Ltd.	1,586,049
4,645,224	KCB Group Ltd.	1,691,005
7,336,906	Safaricom Ltd.	1,609,591
		5,883,393
	Morocco 7.0%
79,567	Auto Hall (b)	898,806
294,650	Douja Promotion Groupe Addoha SA	1,488,731
10,740	Label Vie	1,579,242
		3,966,779
	Nigeria 12.4%
18,815,504	Guaranty Trust Bank PLC (b)	2,081,512
14,452,989	Lafarge Africa PLC (b)	2,295,947
332,388	Nestle Nigeria PLC (b)	951,490
25,169,452	Zenith Bank PLC (b)	1,670,500
		6,999,449
	Oman 1.5%
734,950	Ooredoo	858,475

	Pakistan 11.2%
1,700,000	Adamjee Insurance Co. Ltd.	1,108,364
867,000	Cherat Cement Co. Ltd.	1,478,324
365,000	Engro Corp. Ltd.	1,133,220
204,500	Lucky Cement Ltd.	1,630,261
420,000	United Bank Ltd.	943,171
		6,293,340

	Qatar 1.7%
37,520	Ooredoo QSC	941,998

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
	United Arab Emirates 6.4%
709,080	Agthia Group PJSC	1,079,161
2,709,000	Air Arabia PJSC	750,519
838,100	Emaar Properties PJSC	1,767,950
		3,597,630
	Vietnam 6.5%
1,140,000	Masan Group Corp.	2,106,375
1,250,000	Saigon Securities, Inc.	1,520,761
		3,627,136
	Total Common Stocks (Cost $41,821,145)	44,916,707

PARTICIPATION (EQUITY LINKED) NOTES (c) 15.2%
	Kuwait 0.8%	445,545
200,000	National Bank of Kuwait S.A.K., Issued by Deutsche Bank AG, Expires 03/28/2018

	Saudi Arabia 12.1%
30,440	Abdullah Al Othaim Markets Co., Issued by EFG Hermes MENA Securities Ltd., Expires 12/11/2018	933,200
11,380	Abdullah Al Othaim Markets Co., Issued by Morgan Stanley BV, Expires 08/28/2017	348,877
104,160	Al Khaleej Training and Education Co., Issued by Credit Suisse AG, Expires 08/27/2018	463,557
178,460	Al Khaleej Training and Education Co., Issued by Morgan Stanley BV, Expires 01/29/2018	794,224
25,800	BUPA Arabia for Cooperative Insurance Co., Issued by Morgan Stanley BV, Expires 02/12/2018	905,085
54,684	Herfy Food Services Co. Ltd., Issued by EFG Hermes MENA Securities Ltd., Expires 01/30/2019	822,549
33,852	Herfy Food Services Co. Ltd., Issued by Morgan Stanley BV, Expires 02/14/2018	509,197
129,066	Samba Financial Group, Issued by Credit Suisse AG, Expires 02/04/2019	891,024
34,320	Saudia Dairy & Foodstuff Co., Issued by Morgan Stanley BV, Expires 02/12/2018	1,135,977
		6,803,690
	United Arab Emirates 2.3%
1,435,000	Air Arabia PJSC, Issued by Deutsche Bank AG, Expires 07/31/2017	398,508
424,809	Emaar Properties PJSC, Issued by Morgan Stanley BV, Expires 12/07/2017	899,825
		1,298,333
	Total Participation (Equity Linked) Notes (Cost $8,408,515)	8,547,568

SHORT-TERM INVESTMENTS 4.2%
	Investment Company 4.2%
2,359,828	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	2,359,828
	Total Short-Term Investments (Cost $2,359,828)	2,359,828

	Total Investments 99.1% (Cost $52,589,488)	55,824,103

	Other Assets in Excess of Liabilities 0.9%	528,620

	TOTAL NET ASSETS 100.0%	$56,352,723

(a) Non-Income Producing.

(b) Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(f) in Notes to Financial Statements.

(c) Restricted securities, pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. See Note 2(f) in Notes to Financial Statements.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio Diversification

Sectors	Percentage
Financials	27.1%
Telecommunication Services	13.2
Materials	11.6
Consumer Staples	11.1
Real Estate	7.2
Consumer Discretionary	4.6
Health Care	3.6
Industrials	1.3
Total Common Stocks	79.7
Consumer Discretionary	4.6
Consumer Staples	4.3
Financials	4.0
Real Estate	1.6
Industrials	0.7
Total Participatory Notes	15.2
Total Short-Term Investments	4.2
Total Investments	99.1
Other Assets in Excess of Liabilities	0.9
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS:
Investments at cost	$52,589,488
Foreign currency at cost	$17,296
Investments at value	$55,824,103
Foreign currency at value	17,282
Receivable for investments sold	486,437
Receivable for Fund shares sold	197,000
Interest and dividends receivable	197,688
Prepaid expenses and other assets	24,929
Total assets	56,747,439

LIABILITIES:
Payable to Adviser	42,737
Accrued shareholder servicing fees	1,532
Foreign capital gains taxes payable	290,435
Accrued expenses	60,012
Total liabilities	394,716

Net Assets	$56,352,723

NET ASSETS CONSIST OF:
Paid in capital	$51,715,058
Undistributed net investment income	707,561
Accumulated undistributed net realized gain	988,544
Net unrealized appreciation/depreciation on:
Investments	2,944,180
Foreign currency	(2,620)
Net Assets	$56,352,723

INSTITUTIONAL CLASS:
Net Assets	$36,504,031
Authorized	50,000,000
Issued and Outstanding ($0.01 par value)	3,369,752
Net Asset Value, Redemption Price and Offering Price Per Share	$10.83

SERVICE CLASS:
Net Assets	$19,848,692
Authorized	50,000,000
Issued and Outstanding ($0.01 par value)	1,832,106
Net Asset Value, Redemption Price and Offering Price Per Share	$10.83

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENTS OF OPERATIONS

	For the Period November 1, 2016 through June 30, 2017(1)		For the Period May 25, 2016(2) through October 31, 2016
INVESTMENT INCOME:
Dividend income	$1,360,508	(3)	$497,072	(4)
Interest income	5,709		3,865
Total investment income	1,366,217		500,937

EXPENSES:
Investment advisory fees	474,191		244,702
Custody fees	90,578		50,648
Legal fees	36,909		21,006
Federal and state registration fees	31,014		12,653
Fund administration and accounting fees	24,124		13,908
Audit fees	22,086		16,800
Directors’ fees and related expenses	16,071		5,357
Shareholder servicing fees - Service Class	10,709		4,089
Transfer agent fees	8,937		5,499
Reports to shareholders	5,383		2,970
Other	15,387		9,280
Total expenses before waiver and reimbursement	735,389		386,912
Waiver and reimbursement of expenses by Adviser	(119,680)		(70,610)

Net expenses	615,709		316,302

Net Investment Income	750,508		184,635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:

Investments	1,052,628	(5)	(64,084)
Foreign currency transactions	(42,944)		(56,977)

Change in net unrealized appreciation/depreciation on:
Investments	5,355,169	(6)	(2,410,989)
Foreign currency transactions	(4,035)		1,415

Net Realized and Unrealized Gain (Loss) on Investments	6,360,818		(2,530,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,111,326		$(2,346,000)

(1) Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2) Commenced operations on May 25, 2016.

(3) Net of $146,567 in foreign withholding taxes.

(4) Net of $54,570 in foreign withholding taxes.

(5) Net of $27,883 in foreign capital gains taxes.

(6) Net of $290,435 in deferred foreign capital gains taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period November 1, 2016 through June 30, 2017(1)	For the Period May 25, 2016(2) through October 31, 2016
OPERATIONS:
Net investment income	$750,508	$184,635
Net realized gain (loss) on:
Investments	1,052,628	(64,084)
Foreign currency transactions	(42,944)	(56,977)
Change in net unrealized appreciation/depreciation on:
Investments	5,355,169	(2,410,989)
Foreign currency transactions	(4,035)	1,415
Net increase (decrease) in net assets resulting from operations	7,111,326	(2,346,000)

DISTRIBUTIONS PAID TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income	(91,381)	-
Net decrease in net assets resulting from distributions paid	(91,381)	-

DISTRIBUTIONS PAID TO SERVICE CLASS CLASS SHAREHOLDERS FROM:
Net investment income	(36,280)	-
Net decrease in net assets resulting from distributions paid	(36,280)	-

CAPITAL SHARE TRANSACTIONS:
Shares sold - Institutional Class	2,320,850	4,628,026
Shares issued from transfer in-kind - Institutional Class(3)	-	26,604,000
Shares sold - Service Class(4)	4,293,714	15,902,780
Shares issued to holders in reinvestment of distributions - Institutional Class	90,244	-
Shares issued to holders in reinvestment of distributions - Service Class(4)	36,280	-
Shares redeemed - Institutional Class	(15)	-
Shares redeemed - Service Class(4)	(428,865)	(1,731,956)
Net increase in net assets resulting from capital share transactions	6,312,208	45,402,850

Total Increase in Net Assets	13,295,873	43,056,850

NET ASSETS:
Beginning of Period	43,056,850	-

End of Period (includes undistributed net investment income of $707,561 and $127,658, respectively)	$56,352,723	$43,056,850

TRANSACTIONS IN SHARES - INSTITUTIONAL CLASS:
Shares sold	234,952	464,982
Shares issued from transfer in-kind (3)	-	2,660,400
Shares issued to holders in reinvestment of distributions	9,420	-
Shares redeemed	(2)	-
Net increase in shares outstanding	244,370	3,125,382

TRANSACTIONS IN SHARES - SERVICE CLASS(4):
Shares sold	415,544	1,626,587
Shares issued to holders in reinvestment of distributions	3,783	-
Shares redeemed	(42,327)	(171,481)
Net increase in shares outstanding	377,000	1,455,106

(1) Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2) Commenced operations on May 25, 2016.

(3) See Note 1 in Notes to Financial Statements.

(4) Service Class commenced operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Period Ended June 30, 2017(1)		Period Ended October 31, 2016(2)
Net Asset Value, Beginning of Period	$9.40		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.04
Net realized and unrealized gain (loss) on investments	1.32		(0.64)
Total Income (Loss) from Investment Operations	1.46		(0.60)

LESS DISTRIBUTIONS:
From net investment income	(0.03)		—
Total Distributions	(0.03)		—

Net Asset Value, End of Period	$10.83		$9.40

Total Return	15.56%	(3)	(6.00)%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$36,504		$29,376
Ratio of expenses to average net assets
Before waivers and reimbursements	2.21%	(4)	2.27%	(4)
Net of waivers and reimbursements	1.85%	(4)	1.85%	(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.93%	(4)	0.66%	(4)
Net of waivers and reimbursements	2.29%	(4)	1.08%	(4)
Portfolio turnover rate(5)	25%	(3)	15%	(3)

(1) Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2) Commenced operations on May 25, 2016.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2017(1)		Period Ended October 31, 2016(2)
Net Asset Value, Beginning of Period	$9.40		$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	(3)	0.03
Net realized and unrealized gain (loss) on investments	1.30		(0.65)
Total Income (Loss) from Investment Operations	1.45		(0.62)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		—
Total Distributions	(0.02)		—

Net Asset Value, End of Period	$10.83		$9.40

Total Return	15.51%	(4)	(6.19)%	(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,849		$13,681
Ratio of expenses to average net assets
Before waivers and reimbursements	2.32%	(5)	2.35%	(5)
Net of waivers and reimbursements	1.95%	(5)	1.95%	(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.93%	(5)	0.73%	(5)
Net of waivers and reimbursements	2.30%	(5)	1.13%	(5)
Portfolio turnover rate(6)	25%	(4)	15%	(4)

(1) Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2) Commenced operations on May 27, 2016.

(3) Per share net investment income has been calculated using the daily average share method.

(4) Not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2017

(1)  ORGANIZATION

Frontier Funds, Inc. (the “Company”) was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Company consists of seven separate series, one of which is included herein. The accompanying financial statements include the Frontier Silk Invest New Horizons Fund (the “Fund”). The Fund offers two share classes, the Institutional Class and the Service Class. The Institutional Class commenced operations on May 25, 2016, and the Service Class commenced operations on May 27, 2016. The investment objective of the Fund is capital appreciation and the Fund is a diversified fund. Frontegra Asset Management, Inc. (“Frontegra”) and Silk Invest Limited (“Silk”) serve as investment adviser and subadviser, respectively, to the Fund.

Simultaneous with the commencement of the Fund’s investment operations on May 25, 2016, the Silk Road Global Frontier Fund, LLC (the “Private Fund”), a limited liability company managed by Silk Capital Management, LLC, an affiliate of Silk, transferred all of the assets of the Private Fund to the Fund in exchange for Institutional Class shares of the Fund. The investment objective of the Private Fund was substantially similar to that of the Fund. The total amount of the transfer was $26,604,000, consisting of securities, cash and other receivables, which were recorded at value as of the date of the conversion. The transaction was considered non-taxable to the Fund for federal income tax purposes. For tax purposes, the cost basis of investments received by the Fund from the Private Fund was carried forward to align the ongoing reporting of the Fund’s realized and unrealized gains and losses with the amounts distributable to shareholders. As a result of the in-kind transfer, the Fund issued 2,660,400 Institutional Class shares at a net asset value (“NAV”) of $10.00 per share.

As part of the conversion, Frontegra and Silk agreed to reimburse the Fund for brokerage commissions and transactional costs incurred in connection with the sale and repurchase of certain securities held by the Private Fund that could not be transferred from the Private Fund to the Fund due to foreign market restrictions. For the period from inception through June 30, 2017, Frontegra and Silk had reimbursed the Fund $73,664 and $6,878, respectively.

Effective December 12, 2016, the Board of Directors (the “Board”) approved the change in the Fund’s fiscal year end to June 30 from October 31.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Participation (Equity Linked) Notes (“P-Notes”) are valued based on an evaluated price provided by an independent pricing service, using a methodology for P-Notes provided by a third-party analytics firm. Debt securities are

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

valued at the bid price provided by an independent pricing service, which uses valuation methods, such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. The Fund values foreign securities at fair value, using fair valuation procedures approved by the Board, taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Fund. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the adviser or subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of valuation procedures. In determining fair value, an adviser or subadviser may consider factors including, but not limited to: the reason for the absence of market quotations, the issuer’s financial condition, values of similar securities of issuers in the same industry, the prior day’s valuation or last traded price and historical data. The degree of judgment exercised in determining fair value is greatest for securities categorized as Level 3.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

The following is a summary of inputs used to value the Fund’s securities as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$24,941,461	$19,975,246	$-	$44,916,707
P-Notes	-	8,547,568	-	8,547,568
Total Equity	24,941,461	28,522,814	-	53,464,275
Short-Term Investments	2,359,828	-	-	2,359,828
Total Investments in Securities	$27,301,289	$28,522,814	$-	$55,824,103

(a) See Fund’s Schedule of Investments for country classifications.

The Fund’s policy is to record transfers between levels at the end of the reporting period. The table below shows the transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model. The Fund did not hold any Level 3 securities as of June 30, 2017.

Transfers into Level 1	$13,996,649
Transfers out of Level 2	(13,996,649)
Net transfers	$-
Transfers into Level 2	$5,959,324
Transfers out of Level 1	(5,959,324)
Net transfers	$-

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has no examinations in progress.

(c) Distributions to Shareholders

Distributions from net investment income and net realized gains, if any, are declared and paid at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund did not pay a distribution during the fiscal period ended October 31, 2016. During the fiscal period ended June 30, 2017, the Fund paid distributions of ordinary income in the amount of $127,661. There were no distributions of short-term or long-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

At June 30, 2017, the components of accumulated losses on a tax basis were as follows:

Silk Invest New Horizons Fund
Cost of investments	$52,932,112
Gross unrealized appreciation	$6,522,296
Gross unrealized depreciation	(3,630,305)
Net unrealized depreciation	2,891,991
Undistributed ordinary income	1,584,286
Undistributed long-term capital gain	454,443
Total distributable earnings	2,038,729
Other accumulated losses	(293,055)
Total accumulated losses	$4,637,665

(d) Foreign Currency Translation and Risks

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. The Fund reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including:

Foreign Securities Risks – Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign taxes. Geopolitical events, including those in the Middle East, may also cause market disruptions.

Frontier Markets Risks – Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and as a result, the risks of investing in emerging markets countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2017

Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism, and other confiscation, could result in loss.

Currency Risks – The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including but not limited to, changes in interest rates, intervention by central banks or supranational entities such as the International Monetary Fund, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier markets companies trade. For example, Nigeria has experienced economic challenges and liquidity issues with respect to its currency.

P-Note Risks – P-Notes are issued by banks and broker-dealers and are designed to offer a return linked to the performance of an underlying security or market. P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligations under the notes.

(e) Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(f) Restricted and Illiquid Securities

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the resale limitations provided by Rule 144A or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. None of the Fund’s restricted securities are considered to be illiquid. As of June 30, 2017, Rule 144A and Regulation S securities held in the Fund represented 15.2% of net assets.

The Fund may invest up to 15% of its net assets in illiquid securities. All or a portion of a security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven calendar days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. As of June 30, 2017, the Fund had investments in illiquid securities with a total value of $8,575,976 or 15.22% of total net assets. Included in this balance are the Fund’s securities and receivables that are denominated in Nigerian naira at the prevailing spot rate. Although the securities themselves may not be deemed to be illiquid as of June 30, 2017, the naira is deemed to be illiquid in accordance with guidelines established by the Board. See Currency Risks at Note 2(d).

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

(g) Other

Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. While the Fund is entitled to receive from the bank or broker any dividends or other distributions paid on the underlying securities linked to its investments in P-Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. Withholding taxes on foreign dividends and foreign capital gains taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Fund are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund’s relative net assets or by other equitable means.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended June 30, 2017, the Fund decreased undistributed net investment income by $42,944 and increased paid in capital and accumulated undistributed net realized gain by $388 and $42,556, respectively. The permanent differences primarily relate to foreign currency and book/tax adjustments for transfers in-kind.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Fund has entered into an agreement with Frontegra, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percent of average daily net assets). Pursuant to an expense cap agreement, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by the Fund making payment to Frontegra or Frontegra reimbursing the Fund if the reimbursement amount exceeds

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the adviser. The expense cap agreement will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.

	Annual	Expense

Fund	Advisory Fees	Limitation
Silk Invest New Horizons Fund – Institutional Class	1.45%	1.85%

Silk Invest New Horizons Fund – Service Class	1.45%	2.00%

Any waivers or reimbursements are subject to later adjustment to allow Frontegra to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that Frontegra shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The table below shows the waived or reimbursed expenses subject to potential recovery expiring in:

Fund	October 31, 2019		June 30, 2020

Silk Invest New Horizons Fund	$70,610	*	$119,680	**

*   Expenses waived/reimbursed were for the fiscal period May 25, 2016, through October 31, 2016.

** Expenses waived/reimbursed were for the fiscal period November 1, 2016, through June 30, 2017.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. As of June 30, 2017, the Fund had an individual shareholder account and an omnibus shareholder account (composed of a group of individual shareholders), each of which amounted to more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the fiscal period ended June 30, 2017, were $17,065,228 and $11,621,072, respectively. The Fund did not purchase or sell any U.S. Government securities during the period.

(5)  SHAREHOLDER SERVICING FEE

The Company, on behalf of the Service Class shares of the Fund, has adopted a shareholder servicing plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to Frontegra Strategies, LLC (the “Distributor”) for payments to authorized agents, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate of the Fund, who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping, sub-accounting and administrative services. For the

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2017

fiscal period ended June 30, 2017, the Service Class shares of the Fund incurred $10,709 in fees under the Service Plan.

(6) REPORTING MODERNIZATION FOR REGISTERED INVESTMENT COMPANIES

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for financial reporting periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2017

To the Shareholders of Frontier Silk Invest New Horizons Fund and
Board of Directors of Frontier Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Silk Invest New Horizons Fund (the “Fund”), a series of Frontier Funds, Inc., as of June 30, 2017, and the related statements of operations and changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Silk Invest New Horizons Fund as of June 30, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 24, 2017

ADDITIONAL INFORMATION
(Unaudited)

DIRECTORS AND OFFICERS AS OF June 30, 2017

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below. The SAI includes additional information about the Fund’s directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Number of
		Term of		Funds in	Other
	Position(s)	Office and		Complex	Directorships
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Year of Birth	Company	Time Served	During Past Five Years	Director	Director

William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co-president from 1996 – 2008). Indefinite;since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”). From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth has earned the right to use the CFA designation.

				7	None

* Mr. Forsyth is an “interested person” of the Fund because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)
(Unaudited)

Interested Director and Officers

Number of
		Term of		Funds in	Other
	Position(s)	Office and		Complex	Directorships
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Year of Birth	Company	Time Served	During Past Five Years	Director	Director

Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007. From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products. From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

ADDITIONAL INFORMATION (continued)
(Unaudited)

Independent Directors

Number of
		Term of		Funds in	Other
	Position(s)	Office and		Complex	Directorships
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Year of Birth	Company	Time Served	During Past Five Years	Director	Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

ADDITIONAL INFORMATION (continued)
(Unaudited)

Independent Directors

				Number of
		Term of		Funds in	Other
	Position(s)	Office and		Complex	Directorships
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Year of Birth	Company	Time Served	During Past Five Years	Director	Director

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	7	Boulder Growth & Income Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of four portfolios)

ADDITIONAL INFORMATION (continued)
(Unaudited)

FOREIGN TAX CREDIT

For the period ended June 30, 2017, the Fund earned $1,471,325 in foreign source income and paid $135,342 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME

For the period ended June 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund designates 100% of dividends declared from ordinary income as qualified dividend income.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on these statements include the accuracy of the adviser’s, subadviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

In addition, portfolio composition will change due to ongoing management of the Fund. Specific securities named in this report may not currently be owned by the Fund, or the Fund’s position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. (“Frontegra”) the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund’s subadviser. A description of the Frontier Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov and the Funds’ website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to the Fund’s portfolio securities during the most recent period ended June 30 are available without charge by calling the Fund toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC’s website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Steven Norgaard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “All Other Fees” for fiscal year 2017 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2016, and for consent of post effective registration statement update.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  Fees for fiscal year October 31, 2016, are fees billed for the audit of the Frontier Silk Invest New Horizons Fund’s annual financial statements and tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2017	FYE 10/31/2016	FYE 6/30/2016
Audit Fees	$90,600	$13,800	$76,800
Tax Fees	$26,000	$3,000	$18,000
All Other Fees	$2,000	$0	$3,250

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2017.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	—	—
Registrant’s Investment Adviser	$8,000	$8,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

2

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/22/2017

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	8/22/2017

4